                                                    Registration Nos. 333-102139
                                                                       811-05301

     As filed with the Securities and Exchange Commission on August 27, 2010

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.        [ ]           [ ]

         Post-Effective Amendment No.       [13]          [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.                      [142]         [X]

                              VARIABLE ACCOUNT I OF
               AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                           (Exact Name of Registrant)

               AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                               (Name of Depositor)

                                 600 King Street
                              Wilmington, DE 19801
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-8470
               (Depositor's Telephone Number, including Area Code)

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                               (Name of Guarantor)
                          175 Water Street, 18th Floor
                            New York, New York 10038

                                 (212) 770-7000
               (Guarantor's Telephone Number, Including Area Code)

                              Lauren W. Jones, Esq.
                                  Chief Counsel
                      American General Life Companies, LLC
                            2929 Allen Parkway, AT-30
                            Houston, Texas 77019-2191
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

         It is proposed that the filing will become effective (check appropriate box)

         [X]  immediately upon filing pursuant to paragraph (b)
         [_]  on (date) pursuant to paragraph (b)
         [_]  60 days after filing pursuant to paragraph (a)(1)
         [_]  on (date) pursuant to paragraph (a)(1)

         If appropriate, check the following box:

         [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Account I of American General Life Insurance Company of Delaware under variable annuity contracts and (ii) a guarantee related to insurance obligations under the variable annuity contracts.

                                     NOTE

Registrant is filing this Post-Effective Amendment to the Registration Statement for the purposes of (i) incorporating by reference the American International Group, Inc. Current Report on Form 8-K filed on August 6, 2010 into the Statement of Additional Information and (ii) making certain immaterial typographical corrections to Note 9, page 56 of the financial statements for the year ended December 31, 2009 of National Union Fire Insurance Company of Pittsburgh, Pa.

                                    PART A

The Prospectus, dated May 3, 2010, is incorporated into Part A of this Post-Effective Amendment No. 13 by reference to the Registrant's Post-Effective Amendment No. 12, as filed on May 3, 2010 (File No. 333-102139).

                                    PART B

The Statement of Additional Information, dated May 3, 2010, except as amended by the supplement included in Part B, is incorporated into Part B of this Post-Effective Amendment No. 13 by reference to the Registrant's Post-Effective Amendment No. 12, as filed on May 3, 2010 (File No. 333-102139).

A supplement dated August 27, 2010 to the Statement of Additional Information is included in Part B of this Post-Effective Amendment No. 13.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                              VARIABLE ACCOUNT I
                  ALLIANCEBERNSTEIN OVATION VARIABLE ANNUITY
        INDIVIDUAL AND GROUP FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                                   CONTRACTS
                       SUPPLEMENT DATED AUGUST 27, 2010
                    TO STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 3, 2010

   Effective August 27, 2010, American General Life Insurance Company of Delaware ("AGL of Delaware") is amending the Statement of Additional Information ("SAI") for the purposes of (1) incorporating by reference the American International Group, Inc. Current Report on Form 8-K filed on
August 6, 2010, into the SAI and (2) making certain immaterial typographical corrections to Note 9, page 56 of the financial statements for the year ended December 31, 2009 of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), the guarantor of insurance obligations under certain contracts issued by AGL of Delaware. American International Group, Inc. is the ultimate parent of both AGL of Delaware and National Union. The financial statements of AGL of Delaware and Variable Account I, included with the SAI filed on May 3, 2010, are hereby incorporated by reference into this Registration Statement.

   FIRST, on page 13 of the SAI, delete both paragraphs of the subsection titled "AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION" and replace them with the following new paragraphs:

   The consolidated financial statements and financial statement schedules incorporated into this SAI by reference to American International Group, Inc.'s Current Report on Form 8-K dated August 6, 2010 and management's assessment of the effectiveness of internal control over financial reporting incorporated into this SAI by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2009, have been so incorporated in reliance upon the report (which contains an explanatory paragraph relating to American International Group, Inc.'s dependence upon the continued financial support of the U. S. government) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

   American International Group, Inc. does not underwrite any insurance contract referenced herein.

   SECOND, the corrected National Union financial statements are filed as a part of this SAI supplement. There are no changes to the Index to Financial Statements of the SAI.

                      NATIONAL UNION FIRE INSURANCE COMPANY
                               OF PITTSBURGH, Pa.

                                NAIC CODE: 19445

                      STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007

                      NATIONAL UNION FIRE INSURANCE COMPANY
                               OF PITTSBURGH, Pa.

                      STATUTORY BASIS FINANCIAL STATEMENTS
                         DECEMBER 31, 2009 2008 AND 2007

                                TABLE OF CONTENTS
                                -----------------

Report of Independent Auditors...............................................  2

Statements of Admitted Assets................................................  3

Statements of Liabilities, Capital and Surplus...............................  4

Statements of Income and Changes in Capital and Surplus......................  5

Statements of Cash Flow......................................................  6

Notes to Statutory Basis Financial Statements................................  7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of National Union Fire Insurance Company of Pittsburgh, Pa.:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. (the Company) as of December 31, 2009 and 2008 and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the three years then ended December 31, 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years then ended December 31, 2009, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009 the Company adopted SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement to SSAP No. 10 and SSAP No. 43 - Revised Loan-backed and Structured Securities. The Company has reflected the effects of these adoptions within Changes in accounting principles on the Statements of Changes in Capital and Surplus.


/s/ PricewaterhouseCoopers LLP

New York, NY

May 3, 2010

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2009 AND 2008
                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                             2009           2008
------------------------------------------------------------------------   -----------    -----------
Cash and invested assets:
   Bonds, at amortized cost (market value: 2009 - $12,919,764;
      2008 - $12,050,220)                                                  $12,579,023    $12,882,016
   Stocks:
      Common stocks, at market value adjusted for non admitted assets
         (cost: 2009 - $2,047,239; 2008 - $3,311,013)                        6,984,703      8,904,447
      Preferred stocks, primarily at carrying value (cost: 2009 - $939;
         2008 - $2,027,448)                                                        868      2,022,748
   Other invested assets, primarily at equity (cost: 2009 - $2,520,966;
      2008 - $2,353,985)                                                     2,982,542      2,745,371
   Short-term investments, at amortized cost (approximates market value)     2,107,181      1,060,462
   Receivable for securities                                                       479          6,702
   Overdraft                                                                  (210,789)      (121,154)
                                                                           -----------    -----------
         TOTAL CASH AND INVESTED ASSETS                                     24,444,007     27,500,592
                                                                           -----------    -----------
Investment income due and accrued                                              203,895        185,779
Agents' balances or uncollected premiums:
   Premiums in course of collection                                            443,245        733,603
   Premiums and installments booked but deferred and not yet due               407,860        431,375
   Accrued retrospective premiums                                            1,589,026      1,643,235
Amounts billed and receivable from high deductible policies                     13,004         24,378
Reinsurance recoverable on loss payments                                       498,748        679,579
Funds held by or deposited with reinsurers                                      25,712         27,005
Deposit accounting assets                                                        1,684        559,534
Deposit accounting assets - funds held                                          93,433         93,433
Federal and foreign income taxes recoverable from affiliate                    261,158             --
Net deferred tax assets                                                        687,298        363,447
Receivable from parent, subsidiaries and affiliates                          2,440,086        434,803
Equities in underwriting pools and associations                                613,296        718,937
Other admitted assets                                                          286,425        165,238
                                                                           -----------    -----------
         TOTAL ADMITTED ASSETS                                             $32,008,877    $33,560,936
                                                                           ===========    ===========

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2009 AND 2008
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                        2009           2008
-------------------------------------------------------------------   -----------    -----------
                            Liabilities
                            -----------
Reserves for losses and loss adjustment expenses                      $13,570,308    $13,354,448
Unearned premium reserves                                               3,532,266      3,827,773
Commissions, premium taxes, and other expenses payable                    224,027        320,011
Reinsurance payable on paid loss and loss adjustment expenses             221,875        508,685
Funds held by company under reinsurance treaties                          157,702        179,991
Provision for reinsurance                                                  93,549        100,847
Ceded reinsurance premiums payable, net of ceding commissions             302,391        469,110
Retroactive reinsurance reserves - assumed                                  7,357          7,372
Retroactive reinsurance reserves - ceded                                   (2,140)        (5,179)
Deposit accounting liabilities                                            188,394        198,765
Deposit accounting liabilities - funds held                                    --        510,960
Collateral deposit liability                                              445,678        575,926
Payable to parent, subsidiaries and affiliates                            328,754      1,304,782
Current federal and foreign income taxes payable to affiliates                 --        167,471
Other liabilities                                                         280,356        214,551
                                                                      -----------    -----------
   TOTAL LIABILITIES                                                   19,350,517     21,735,513
                                                                      -----------    -----------
                        Capital and Surplus
                        -------------------
Common capital stock, $5.00 par value, 1,000,000 shares authorized;
   895,750 shares issued and outstanding                                    4,479          4,479
Capital in excess of par value                                          5,290,047      4,119,285
Unassigned surplus                                                      7,120,540      7,699,214
Special surplus tax - SSAP 10R                                            242,874             --
Special surplus funds from retroactive reinsurance                            420          2,445
                                                                      -----------    -----------
   TOTAL CAPITAL AND SURPLUS                                           12,658,360     11,825,423
                                                                      -----------    -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS                            $32,008,877    $33,560,936
                                                                      ===========    ===========

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                         2009           2008           2007
----------------------------------------------------------------------------------   -----------    -----------    -----------
                               Statements of Income
                               --------------------
Underwriting income:
   Premiums earned                                                                   $ 6,071,466    $ 7,265,084    $ 7,666,749
                                                                                     -----------    -----------    -----------
Underwriting deductions:
   Losses incurred                                                                     4,753,215      4,907,821      4,470,750
   Loss adjustment expenses incurred                                                     774,866        766,180        861,826
   Other underwriting expenses incurred                                                1,439,581      1,657,034      1,685,858
                                                                                     -----------    -----------    -----------
Total underwriting deductions                                                          6,967,662      7,331,034      7,018,434
                                                                                     -----------    -----------    -----------
NET UNDERWRITING (LOSS) INCOME                                                          (896,196)       (65,951)       648,315
                                                                                     -----------    -----------    -----------
Investment income:
   Net investment income earned                                                        1,032,274      1,340,829      1,182,291
   Net realized capital gains (loss) (net of capital gains taxes: 2009 - $930,452;
      2008 - ($13,526); 2007 - $3,076)                                                   352,053        133,771        (40,847)
                                                                                     -----------    -----------    -----------
NET INVESTMENT GAIN                                                                    1,384,327      1,474,600      1,141,444
                                                                                     -----------    -----------    -----------
Net loss from agents' or premium balances charged-off                                    (37,084)       (50,530)       (94,880)
Finance and service charges not included in premiums                                       4,851         15,842         17,362
Other gain, net of dividends to policyholders                                              7,950         35,560         83,284
                                                                                     -----------    -----------    -----------
NET INCOME AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES                     463,848      1,409,521      1,795,525
Federal income tax (benefit) expense                                                    (377,136)        39,777        510,618
                                                                                     -----------    -----------    -----------
       NET INCOME                                                                    $   840,984    $ 1,369,744    $ 1,284,907
                                                                                     ===========    ===========    ===========
                          Changes in Capital and Surplus
                          ------------------------------
Capital and surplus, as of December 31, previous year:                               $11,825,423    $12,156,993    $10,420,212
   Adjustment to beginning surplus                                                      (126,308)        (9,665)       (87,263)
                                                                                     -----------    -----------    -----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                                                 11,699,115     12,147,328     10,332,949
                                                                                     -----------    -----------    -----------
   Changes in accounting principles (refer to Note 2)
      Adoption of SSAP 10R                                                               242,874             --             --
      Adoption of SSAP 43R                                                               (91,387)            --             --
Other changes in capital and surplus:
   Net income                                                                            840,984      1,369,744      1,284,907
   Change in net unrealized capital (loss) gains (net of capital gains taxes:
      2009 - $(20,011); 2008 - $(221,853); 2007 - $81,239)                              (434,565)      (766,210)     1,299,705
   Change in net deferred income taxes                                                    38,269       (172,349)        92,036
   Change in non-admitted assets                                                        (201,784)      (205,044)        (3,270)
   Change in provision for reinsurance                                                     7,298         20,867         13,267
   Paid in capital and surplus                                                         1,087,401      1,255,961        231,132
   Dividends to stockholder                                                             (537,000)    (1,737,225)    (1,120,000)
   Foreign exchange translation and other surplus adjustments                              7,155        (87,649)        26,267
                                                                                     -----------    -----------    -----------
      TOTAL OTHER CHANGES IN CAPITAL AND SURPLUS                                         807,758       (321,905)     1,824,044
                                                                                     -----------    -----------    -----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                              $12,658,360    $11,825,423    $12,156,993
                                                                                     ===========    ===========    ===========

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                 2009          2008           2007
--------------------------------------------------------------------------   -----------    ----------    -----------
                           Cash From Operations
                           --------------------
Premiums collected, net of reinsurance                                       $ 6,012,704    $6,547,710    $ 7,891,160
Net investment income                                                            879,604     1,388,127      1,227,721
Miscellaneous (expense) income                                                   (22,990)           54          8,924
                                                                             -----------    ----------    -----------
   SUB-TOTAL                                                                   6,869,318     7,935,891      9,127,805
                                                                             -----------    ----------    -----------
Benefit and loss related payments                                              4,612,122     5,078,216      3,878,095
Commission and other expense paid                                              2,300,255     2,342,596      2,302,839
Dividends paid to policyholders                                                      246           114            130
Federal income taxes (recovered) paid                                            (43,319)       53,271        330,776
                                                                             -----------    ----------    -----------
   NET CASH PROVIDED FROM OPERATIONS                                                  14       461,694      2,615,965
                                                                             -----------    ----------    -----------
                          Cash From Investments
                          ---------------------
Proceeds from investments sold, matured, or repaid
   Bonds                                                                       2,778,983     3,141,468      5,184,469
   Stocks                                                                      5,332,526       657,471        773,650
   Other                                                                         613,320       671,313        621,387
                                                                             -----------    ----------    -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                    8,724,829     4,470,252      6,579,506
                                                                             -----------    ----------    -----------
Cost of investments acquired
   Bonds                                                                       2,830,766     2,006,885      5,997,221
   Stocks                                                                        335,841     1,074,344        837,600
   Other                                                                         963,564     1,197,475      1,350,766
                                                                             -----------    ----------    -----------
   TOTAL COST OF INVESTMENTS ACQUIRED                                          4,130,171     4,278,704      8,185,587
                                                                             -----------    ----------    -----------
   NET CASH PROVIDED FROM (USED IN) INVESTING ACTIVITIES                       4,594,658       191,548     (1,606,081)
                                                                             -----------    ----------    -----------
               Cash From Financing and Miscellaneous Sources
               ---------------------------------------------
Capital and surplus paid-in                                                           --       299,000             --
Dividends to stockholder                                                        (537,000)     (878,465)    (1,120,000)
Net deposit on deposit-type contracts and other insurance                         78,549        38,529         75,242
Equities in underwriting pools and associations                                  113,428       535,633       (380,888)
Collateral deposit liability                                                    (130,248)      (38,833)      (272,467)
Intercompany receivable and payable, net                                      (2,961,854)      646,904        589,241
Borrowed funds                                                                        --       (12,741)         2,980
Other                                                                           (200,463)     (243,164)        74,496
                                                                             -----------    ----------    -----------
   NET CASH (USED IN) PROVIDED FROM FINANCING AND MISCELLANEOUS ACTIVITIES    (3,637,588)      346,863     (1,031,396)
                                                                             -----------    ----------    -----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                                 957,084     1,000,105        (21,512)

Overdraft and short-term investments:
   Beginning of year                                                             939,308       (60,797)       (39,285)
                                                                             -----------    ----------    -----------
   END OF YEAR                                                               $ 1,896,392    $  939,308    $   (60,797)
                                                                             ===========    ==========    ===========

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
---------------------------------------------------------------------------
POLICIES
--------

A.   ORGANIZATION
     ------------

     National Union Fire Insurance Company of Pittsburgh, Pa. (the Company or National Union) is a direct wholly-owned subsidiary of Chartis U.S. Inc., a Delaware corporation (formerly known as AIG Commercial Insurance Group, Inc.), which is in turn owned by Chartis Inc., a Delaware corporation, (formerly known as AIU Holdings, Inc.). The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Notes 13 and 14 for information about recent developments regarding AIG and Chartis Inc.

     In July 2009, AIG rebranded its General Insurance Operations as Chartis. Chartis consists of Commercial Insurance (operating as Chartis U.S. Inc.), and Foreign General Insurance (operating as Chartis International).

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk finance operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

     The Company is a member of the Chartis U.S. Inc. Commercial Pool (the Commercial Pool). The names, the National Association of Insurance Commissioners (NAIC) company codes and inter-company pooling percentages of the Commercial Pool participants are as follows:

                                                                                                        Pool
                                                                                           NAIC    Participation
Company                                                                                  Co Code     Percentage
-------                                                                                  -------   -------------
(1) National Union Fire Insurance Company of Pittsburgh, Pa. *                            19445         38%
(2) American Home Assurance Company (American Home)                                       19380         36%
(3) Commerce and Industry Insurance Company  (C&I)                                        19410         11%
(4) Chartis Property Casualty Company (Chartis PC) (formerly AIG Casualty Company)        19402          5%
(5) New Hampshire Insurance Company (New Hampshire)                                       23841          5%
(6) The Insurance Company of the State of Pennsylvania (ISOP)                             19429          5%
(7) Chartis Casualty Company (formerly American International South Insurance Company)    40258          0%
(8) Granite State Insurance Company                                                       23809          0%
(9) Illinois National Insurance Co.                                                       23817          0%

*    Lead Company

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with AIG and affiliates and participates in the Chartis U.S. Commercial Pool (formerly known as the National Union Commercial Pool). Refer to Note 5 for additional information.

B.   SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES
     ----------------------------------------------------------

     PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:
     -------------------------------------------------------

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (PA SAP).

     PA SAP recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the Commonwealth of Pennsylvania. The Commissioner of the Insurance Department of the Commonwealth of Pennsylvania (the Commissioner) has the right to permit other specific practices that deviate from prescribed practices.

     PA SAP has adopted certain accounting practices that differ from those found in NAIC SAP, specifically, the prescribed practice of allowing the discounting of workers' compensation known case loss reserves on a non-tabular basis (under NAIC SAP, non-tabular discounting reserves is not permitted).

     In 2007, the Commissioner permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures; as of December 31, 2007, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $71,600.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

DECEMBER 31,                                              2009          2008            2007
---------------------------------------------------   -----------    -----------    -----------
Net income, PA SAP                                    $   840,984    $ 1,369,744    $ 1,284,907
State prescribed practices - (deduction):
   Non-tabular discounting                                (48,951)      (109,227)       (89,223)
                                                      -----------    -----------    -----------
NET INCOME, NAIC SAP                                  $   792,033    $ 1,260,517    $ 1,195,684
                                                      ===========    ===========    ===========
Statutory surplus, PA SAP                             $12,658,360    $11,825,423    $12,156,993
State prescribed or permitted practices - (charge):
   Non-tabular discounting                               (940,266)      (891,315)      (782,088)
   Credits for reinsurance                               (200,449)       (67,899)      (112,389)
   SSAP 48/SSAP 97                                             --             --        (71,600)
                                                      -----------    -----------    -----------
STATUTORY SURPLUS, NAIC SAP                           $11,517,645    $10,866,209    $11,190,916
                                                      ===========    ===========    ===========

     The use of the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2009, 2008 and 2007 reporting periods.

     STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
     ----------------------------------------------------------------
     PRINCIPLES:
     -----------

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and PA SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

     Under GAAP:
     -----------

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the Statements of Income.

     j. Statutory accounting and GAAP are consistent for the accounting of structured settlement annuities where the reporting entity is the owner and payee, and where the claimant is the owner and payee and the reporting entity has been released from its obligation.

     GAAP distinguishes structured settlement annuities where the owner is the claimant and a legally enforceable release from the reporting entity's liability is obtained from those where the claimant is the owner and payee but the reporting entity has not been released from its obligation. GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity where the claimant is the owner and payee yet the reporting entity has not been released from its obligation.

     Under NAIC SAP:
     ---------------

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments, which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the Statements of Income and Surplus is segregated by the ceding entity to the extent of gains realized; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance; and

     j. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:
     -------------------------------------------

     A summary of the Company's significant statutory accounting practices are as follows:

     Use of Estimates: The preparation of financial statements in conformity
     ----------------
     with PA SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. PA SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

     Invested Assets: The Company's invested assets are accounted for as
     ---------------
     follows:

     .    Cash and Short-term Investments: The Company considers all highly
          -------------------------------
          liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates market value (as designated by the NAIC Securities Valuation Office). The Company maximizes its investment return by investing in a significant amount of cash in hand in short-term investments. Short-term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short-term investments. Cash is in a negative position when outstanding checks exceed cash-in-hand in operating bank accounts. As described in Note 5, the Company is party to an inter-company reinsurance pooling agreement. As the Company is the lead participant in the pool, the Company makes disbursements on behalf of the pool which is also a cause for the Company's negative cash position.

     .    Bonds: Bonds with an NAIC designation of 1 and 2 are carried at
          -----
          amortized cost using the scientific method.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

          Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the market value. If a bond is determined to have an other-than-temporary impairment (OTTI) in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

          In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of future estimated cash flows.

          Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2009 and 2008, the market value of the Company's loan-backed and structured securities approximated $410,544 and $327,600, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow, and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

     .    Common and Preferred Stocks: Unaffiliated common stocks are carried
          ---------------------------
          principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid-in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or market values.

          Investments in affiliates are recorded based on the underlying audited equity of the respective entity's financial statements. The reporting entity's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

     .    Other Invested Assets: Other invested assets include primarily
          ---------------------
          partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the costs are written-down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

     o    Net Investment Gains: Net investment gains consist of net investment
          --------------------
          income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification.

          Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2009 and 2008, no investment income due and accrued was determined to be uncollectible or non-admitted.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     .    Unrealized Gains (Losses): Unrealized gains (losses) on all stocks,
          -------------------------
          bonds carried at market values, joint ventures, partnerships and foreign currency translation are credited or charged to Unassigned Surplus.

     Other Than Temporary Impairment:
     --------------------------------

     The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

     The Company's policy for determining OTTI has been established in accordance with prescribed SAP guidance, including SSAP Nos. 43R, 99, and INT 06-07. For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

     In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

     . Trading at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer); or

     . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

     . The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Common and preferred stock investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

          .    The Company may not realize a full recovery on its investment;

          .    Fundamental credit issues of the issuer;

          . An intent to sell the investment prior to the recovery of cost of the investment; or

          . Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     Limited partnership investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

          . An order of liquidation or other fundamental credit issues with the partnership;

          . Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

          . Evaluation of the current stage of the life cycle of the investment;

          . An intent to sell the investment prior to the recovery of cost of the investment; or

          . Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     If the analysis indicates that an OTTI has taken place, the investment is written down to fair value, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss.

     As described in Note 2 - Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP No. 43R (Revised) - Loan-backed and Structured Securities (SSAP 43R). Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

     Revenue Recognition: Direct written premiums are primarily earned on a
     -------------------
     pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in NAIC Statement of Statutory Accounting Principles SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes non-admitted assets for 100% of amounts recoverable where any agent's balance or uncollected premiums have been classified as non-admitted, and thereafter for 10% of any amounts recoverable not offset by retrospective rated premiums or collateral. At December 31, 2009 and 2008, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,589,026 and $1,643,235, respectively, net of non-admitted premium balances of $63,578 and $76,630, respectively.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     Net written premiums that were subject to retrospective rating features were as follows:

For the years ended December 31,                                      2009        2008        2007
-----------------------------------------------------------------   --------    --------    --------
   Net written premiums subject to retrospectively rated premiums   $555,691    $684,709    $856,074
   Percentage of total net written premiums                              9.2%       10.4%       11.0%

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

     In accordance with SSAP No. 78, Multiple Peril Crop Insurance (SSAP 78), the Company elected to compute the unearned premium reserve associated with the Multiple Peril Crop Insurance program on a daily pro rata method as the Company did not believe it could demonstrate that the period of risk differs significantly from the contract period. The Company reduced its loss expenses for expense payments associated with catastrophe coverage by $168 and $231 in 2009 and 2008, respectively. The Company reduced its other underwriting expenses for expense payments associated with buy-up coverage by $23,194 and $422 in 2009 and 2008, respectively.

     Reinsurance: Ceded premiums, commissions, expense reimbursements and
     -----------
     reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

     Retroactive Reinsurance: Retroactive reinsurance reserves are reported
     -----------------------
     separately in the balance sheet. Gains or losses are recognized in the Statements of Income as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

     Deposit Accounting: Assumed and ceded reinsurance contracts which based on
     ------------------
     internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62, and SSAP No. 75, Reinsurance Deposit Accounting, An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by PA SAP; or ii) the collateral (i.e: funds withheld, letters of credit or trusts) provided by the reinsurer meet all the requirements of PA SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to other gain in the Statements of Income.

     High Deductible Policies: In accordance with SSAP 65, Company establishes
     ------------------------
     loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2009 and 2008, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,809,019 and $3,813,813, respectively.

     The Company establishes a non-admitted asset for 10% of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100% of paid loss recoverables where no collateral is held. As of December 31, 2009 and 2008, the amount billed and recoverable on paid claims was $47,081 and $67,546, respectively, of which $34,077 and $43,168, respectively, where non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

     Foreign Property Casualty Business: As agreed with the Company's
     ----------------------------------
     domiciliary state, the Company accounts for its participation in the business of the Association by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the statements of income its participation in the results of underwriting and investment income; and,
     (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

     Commissions and Underwriting Expenses: Commissions, premium taxes, and
     -------------------------------------
     certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     Reserves for Losses and LAE: The reserves for losses and LAE, including
     ---------------------------
     IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $5,472,009 and $5,123,777, as of December 31, 2009 and 2008,
     respectively. As of December 31, 2009 and 2008, the Company's tabular discount amounted to $254,318 and $278,546, respectively, all of which were applied against the Company's case reserves.

     As prescribed by the Pennsylvania Insurance statutes, the calculation of the Company's non-tabular discount is determined as follows:

     . For accident years 2001 and prior - based upon the industry payout pattern and a 6.0% interest rate.

     . For accident years 2002 and subsequent - At December 31, 2009, with the approval of the Commissioner, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent at a rate of approximately 4.25%, which is slightly less than what is commensurate with the yield on its municipal bond portfolio with maturities consistent with the expected payout pattern. At December 31, 2008, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent using a rate commensurate with the yield on U.S. Treasury securities with maturities consistent with the expected payout pattern.

     As of December 31, 2009 and 2008, the reserves for losses (net of reinsurance) subject to non-tabular discounting were $5,472,009 and $5,123,777, respectively. As of December 31, 2009, the Company's non-tabular discount amounted to $940,266, of which $440,159 and $500,107 were applied to case reserves and IBNR, respectively. As of December 31, 2008, the Company's non-tabular discount amounted to $891,315, of which $345,981 and $545,334 were applied to case reserves and IBNR, respectively.

     Foreign Exchange: Assets and liabilities denominated in foreign currencies
     ----------------
     are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

     Statutory Basis Reserves: Certain required statutory basis reserves,
     ------------------------
     principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     Policyholders' Dividends:  Dividends to policyholders are charged to
     ------------------------
     income as declared.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

Capital and Surplus: Common capital stock and capital in excess of par value
-------------------
represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

Non-Admitted Assets: Certain assets, principally electronic data processing
-------------------
(EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all of the Commonwealth of Pennsylvania's requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2009 and 2008, depreciation and amortization expense amounted to $24,277 and $26,663, respectively, and accumulated depreciation as of December 31, 2009 and 2008 amounted to $129,629 and $149,204, respectively.

Reclassifications: Certain balances contained in the 2008 and 2007 financial
-----------------
statements have been reclassified to conform with the current year's presentation.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------

A.   CHANGE IN ACCOUNTING PRINCIPLES:
     --------------------------------

SSAP 43R
--------

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being recognized on certain securities that previously were not considered impaired under SSAP43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 Annual Statement, net of the related tax effect:

                                                                                             Direct (Charge)
                                                                                             or Credit to
                                                                                           Unassigned Surplus
                                                                                           ------------------
Gross cumulative effect adjustment (CEA) - Net increase in the amortized cost of
   loan-backed and structured securities at adoption                                           $(140,595)
Deferred tax on gross CEA                                                                         49,208
                                                                                               ---------
Net cumulative effect of change in Accounting Principle included in Statements of income       $ (91,387)
                                                                                               =========

SSAP 10R
--------

The Company accounted its income taxes in accordance with SSAP 10, Income Taxes. On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

In its 2009 annual filing, the Company admitted additional deferred tax assets of $242,874 as a result of the adoption of SSAP 10R. See Note 9 herein for further discussion.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

B.   OTHER ADJUSTMENTS TO SURPLUS:
     -----------------------------

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders Capital and Surplus as reported in the Company's 2008, 2007 and 2006 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in an after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors, have been reported as an adjustment to unassigned surplus as of January 1, 2009, 2008 and 2007. The impact of these adjustments on policyholder surplus as of January 1, 2009, 2008 and 2007 is as follows:


                                                                   POLICYHOLDERS  TOTAL ADMITTED
                                                                      SURPLUS         ASSETS      TOTAL LIABILITIES
                                                                   -------------  --------------  -----------------
BALANCE AT DECEMBER 31, 2008                                        $11,825,423     $33,560,936      $21,735,513
Adjustments to beginning Capital and Surplus:
   Asset realization                                                    (94,074)        (94,074)              --
   Liability correction                                                 (52,996)             --           52,996
   Federal income taxes, net of capital contributions of $83,361         20,762          20,762               --
                                                                    -----------     -----------      -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS               (126,308)        (73,312)          52,996
                                                                    -----------     -----------      -----------
BALANCE AT JANUARY 1, 2009, AS ADJUSTED                             $11,699,115     $33,487,624      $21,788,509
                                                                    ===========     ===========      ===========

An explanation for each of the adjustments for prior period corrections is described below:

The decrease in admitted assets is primarily the result of: (a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) decreases to the carrying values of certain affiliates.

The increase in liabilities is primarily the result of: (a) adjustments to historical carried case and unearned premium reserves; (b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (such as: reconciliation adjustments, and insolvency/commutation write-offs).

The decrease in federal income taxes is primarily the result of: (a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in nonadmitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

                                                                 POLICYHOLDERS   TOTAL ADMITTED
                                                                    SURPLUS          ASSETS       TOTAL LIABILITIES
                                                                 -------------   --------------   -----------------
BALANCE AT DECEMBER 31, 2007                                      $12,156,993      $34,600,821       $22,443,828
Adjustments to beginning Capital and Surplus:
   Asset realization, net of taxes                                     (9,665)          (9,665)               --
   Federal income taxes, net of capital adjustments of $61,900             --               --                --
                                                                  -----------      -----------       -----------
      TOTAL ADJUSTMENT TO BEGINNING CAPITAL AND SURPLUS                (9,665)          (9,665)               --
                                                                  -----------      -----------       -----------
BALANCE AT JANUARY 1, 2008, AS ADJUSTED                           $12,147,328      $34,591,156       $22,443,828
                                                                  ===========      ===========       ===========

An explanation for each of the adjustments for prior period corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded
-----------------
reinsurance reserve asset should have been written-off in a prior year.

Federal income taxes (current and deferred): The change in federal income taxes
-------------------------------------------
is primarily related to (i) the appropriate characterization as a settlement of an intercompany balance impacting unassigned surplus rather than a capital contribution with no impact to total capital and surplus; (ii) an increase in provisions for potential tax exposures; and (iii) corrections to the deferred income tax inventory and the current tax receivable.

                                                                 POLICYHOLDERS   TOTAL ADMITTED
                                                                    SURPLUS          ASSETS       TOTAL LIABILITIES
                                                                 -------------   --------------   -----------------
BALANCE AT DECEMBER 31, 2006                                      $10,420,212      $31,626,970       $21,206,758
Adjustment to beginning Capital and Surplus:
   Federal income taxes                                               (87,263)         (87,263)               --
                                                                  -----------      -----------       -----------
      TOTAL ADJUSTMENT TO BEGINNING CAPITAL AND SURPLUS               (87,263)         (87,263)               --
                                                                  -----------      -----------       -----------
BALANCE AT JANUARY 1, 2007, AS ADJUSTED                           $10,332,949      $31,539,707       $21,206,758
                                                                  ===========      ===========       ===========

An explanation for each of the adjustment for prior period corrections is described below:

Federal income taxes (current and deferred): The change in federal income taxes
-------------------------------------------
is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS
--------------------

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:
----------------------------------------------

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2009 and 2008:

                                                                2009                        2008
                                                     -------------------------   -------------------------
                                                       CARRYING     STATUTORY      CARRYING     STATUTORY
                                                        AMOUNT      FAIR VALUE      AMOUNT      FAIR VALUE
                                                     -----------   -----------   -----------   -----------
Assets:
   Bonds                                             $12,579,023   $12,919,764   $12,882,016   $12,050,220
   Common stocks                                       6,984,703     6,987,393     8,904,447     8,907,414
   Preferred stocks                                          868         1,468     2,022,748     2,022,850
   Other invested assets                               2,982,542     2,982,542     2,745,371     2,745,371
   Cash and short-term investments                     1,896,392     1,896,392       939,308       939,308
   Receivable for securities                                 479           479         6,702         6,702
   Equities and deposits in pool & associations          613,296       613,296       718,937       718,937
Liabilities:
   Collateral deposit liability                          445,678       445,678       575,926       575,926

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

     . The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arms length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

     . The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements.

     . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

     . The carrying value of all other financial instruments approximates fair value.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The amortized cost and market values of the Company's bond investments as of December 31, 2009 and 2008 are outlined in the table below:

                                                                                   GROSS         GROSS
                                                                    AMORTIZED    UNREALIZED   UNREALIZED      MARKET
                                                                       COST        GAINS        LOSSES        VALUE
                                                                   -----------    --------    ----------   -----------
AS OF DECEMBER 31, 2009:
   U.S. governments                                                $    26,289    $    876    $        7      $ 27,158
   All other governments                                               468,736      16,256           165       484,827
   States, territories and possessions                               1,666,746     100,263         3,929     1,763,080
   Political subdivisions of states, territories and possessions     2,307,984     141,123        13,821     2,435,286
   Special revenue and special assessment obligations and all        5,434,251     201,740        33,792     5,602,199
      non-guaranteed obligations of agencies and authorities
      and their political subdivisions
   Industrial and miscellaneous                                      2,675,017     113,766       181,569     2,607,214
                                                                   -----------    --------    ----------   -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2009                         $12,579,023    $574,024    $  233,283   $12,919,764
                                                                   ===========    ========    ==========   ===========
AS OF DECEMBER 31, 2008:
   U.S. governments                                                $    14,397    $  2,196    $       --      $ 16,593
   All other governments                                               500,791      21,243            79       521,955
   States, territories and possessions                               1,997,332      53,446        38,850     2,011,928
   Political subdivisions of states, territories and possessions     2,796,359      87,205        86,640     2,796,924
   Special revenue and special assessment obligations and all        6,555,283      81,711       395,993     6,241,001
      non-guaranteed obligations of agencies and authorities
      and their political subdivisions
   Public utilities                                                     57,854       5,328            --        63,182
   Industrial and miscellaneous                                        960,000       1,423       562,786       398,637
                                                                   -----------    --------    ----------   -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2008                         $12,882,016    $252,552    $1,084,348   $12,050,220
                                                                   ===========    ========    ==========   ===========

The amortized cost and market values of bonds at December 31, 2009, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                          AMORTIZED
                                             COST      MARKET VALUE
                                         -----------   ------------
Due in one year or less                  $    18,870   $     19,220
Due after one year through five years        865,071        910,458
Due after five years through ten years     2,098,423      2,205,796
Due after ten years                        9,006,655      9,373,746
Structured securities                        590,004        410,544
                                         -----------    -----------
   Total bonds                           $12,579,023    $12,919,764
                                         ===========    ===========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

Proceeds from sales and gross realized gain and gross realized losses were as follows:

FOR THE YEARS ENDED DECEMBER 31,             2009                      2008                      2007
--------------------------------   -----------------------   -----------------------   -----------------------
                                                  EQUITY                    EQUITY                    EQUITY
                                      BONDS     SECURITIES      BONDS     SECURITIES      BONDS     SECURITIES
                                   ----------   ----------   ----------   ----------   ----------   ----------
Proceeds from sales                $2,429,677   $3,160,576   $2,895,171   $1,369,718   $4,680,678    $245,854
Gross realized gains                   40,059    1,945,047       26,312      274,555        1,071      33,315
Gross realized losses                  51,351      283,808       58,949       48,111       40,525       9,273

The cost or amortized cost and market values of the Company's common and preferred stocks, as of December 31, 2009 and 2008, are set forth in the table below:

                                                  DECEMBER 31, 2009
                    -----------------------------------------------------------------------------
                      COST OR       GROSS       GROSS
                     AMORTIZED   UNREALIZED   UNREALIZED     MARKET     NON-ADMITTED    CARRYING
                       COST         GAINS       LOSSES        VALUE         ASSET        VALUE
                    ----------   ----------   ----------   ----------   ------------   ----------
Common stocks:
--------------
   Affiliated       $1,911,719   $5,005,334     $67,969    $6,849,084      $   --      $6,849,084
   Non-affiliated      135,520        6,638       3,849       138,309       2,690         135,619
                    ----------   ----------     -------    ----------      ------      ----------
      TOTAL         $2,047,239   $5,011,972     $71,818    $6,987,393      $2,690      $6,984,703
                    ==========   ==========     =======    ==========      ======      ==========
Preferred stocks:
-----------------
   Non-affiliated   $      939   $      600     $    72    $    1,468      $   --      $      868
                    ----------   ----------     -------    ----------      ------      ----------
      TOTAL         $      939   $      600     $    72    $    1,468      $   --      $      868
                    ==========   ==========     =======    ==========      ======      ==========

                                                  DECEMBER 31, 2008
                    -----------------------------------------------------------------------------
                      COST OR      GROSS        GROSS
                     AMORTIZED   UNREALIZED   UNREALIZED     MARKET     NON-ADMITTED     CARRYING
                       COST        GAINS        LOSSES       VALUE          ASSET         VALUE
                    ----------   ----------   ----------   ----------   ------------   ----------
Common stocks:
--------------
   Affiliated       $3,087,473   $5,870,599    $295,440    $8,662,632       $   --     $8,662,632
   Non-affiliated      223,540       32,117      10,875       244,782        2,967        241,815
                    ----------   ----------    --------    ----------       ------     ----------
      TOTAL         $3,311,013   $5,902,716    $306,315    $8,907,414       $2,967     $8,904,447
                    ==========   ==========    ========    ==========       ======     ==========
Preferred stocks:
-----------------
   Affiliated       $2,000,000   $       --    $     --    $2,000,000       $   --     $2,000,000
   Non-affiliated       27,448          102       4,700        22,850           --         22,748
                    ----------   ----------    --------    ----------       ------     ----------
      TOTAL         $2,027,448   $      102    $  4,700    $2,022,850       $   --     $2,022,748
                    ==========   ==========    ========    ==========       ======     ==========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2009 and 2008 is set forth in the table below:


                                            12 MONTHS OR LESS      GREATER THAN 12 MONTHS           TOTAL
                                         -----------------------   ----------------------   -----------------------
                                            FAIR      UNREALIZED      FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE       LOSSES        VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------    --------   ----------   ----------   ----------
As of December 31, 2009:
------------------------
   U. S. governments                     $   12,137    $      7     $     --    $     --    $   12,137    $      7
   All other governments                     38,779         165           --          --        38,779         165
   States, territories and possessions      111,175       1,609       34,974       2,320       146,149       3,929
   Political subdivisions of states,        181,277       4,060       38,357       9,761       219,634      13,821
      territories and possessions
   Special revenue                          517,527       5,929      418,037      27,863       935,564      33,792
   Industrial and miscellaneous             350,894     177,100       12,078       4,469       362,972     181,569
                                         ----------    --------     --------    --------    ----------    --------
   TOTAL BONDS                            1,211,789     188,870      503,446      44,413     1,715,235     233,283
                                         ----------    --------     --------    --------    ----------    --------
   Affiliated                                     0          --       65,380      67,969        65,380      67,969
   Non-affiliated                             8,150         577        7,088       3,272        15,238       3,849
                                         ----------    --------     --------    --------    ----------    --------
   Total common stocks                        8,150         577       72,468      71,241        80,618      71,818
                                         ----------    --------     --------    --------    ----------    --------
   Preferred stock                                1          72           --          --             1          72
                                         ----------    --------     --------    --------    ----------    --------
   TOTAL STOCKS                               8,151         649       72,468      71,241        80,619      71,890
                                         ----------    --------     --------    --------    ----------    --------
   TOTAL BONDS AND STOCKS                $1,219,940    $189,519      575,914    $115,653    $1,795,854    $305,173
                                         ==========    ========     ========    ========    ==========    ========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

                                            12 MONTHS OR LESS      GREATER THAN 12 MONTHS           TOTAL
                                         -----------------------   ----------------------   -----------------------
                                            FAIR      UNREALIZED      FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE       LOSSES        VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------    --------   ----------   ----------   ----------
As of December 31, 2008:
------------------------
   All other governments                 $  115,861    $     79     $       --  $     --    $  115,861   $       79
   States, territories and possessions      696,184      32,589         77,150     6,261       773,334       38,850
   Political subdivisions of states,      1,054,553      58,867        225,237    27,773     1,279,790       86,640
      territories and possessions
   Special revenue                        3,446,206     223,839        814,612   172,154     4,260,818      395,993
   Industrial and miscellaneous              69,890      90,877        189,598   471,909       259,488      562,786
                                         ----------    --------     ----------  --------    ----------   ----------
   TOTAL BONDS                            5,382,694     406,251      1,306,597   678,097     6,689,291    1,084,348
                                         ----------    --------     ----------  --------    ----------   ----------
   Affiliated                                28,297      12,703        314,955   282,737       343,252      295,440
   Non-affiliated                            54,696      10,813            543        62        55,239       10,875
                                         ----------    --------     ----------  --------    ----------   ----------
   Total common stocks                       82,993      23,516        315,498   282,799       398,491      306,315
                                         ----------    --------     ----------  --------    ----------   ----------
   Preferred stock                           20,351       4,700             --        --        20,351        4,700
                                         ----------    --------     ----------  --------    ----------   ----------
   TOTAL STOCKS                             103,344      28,216        315,498   282,799       418,842      311,015
                                         ----------    --------     ----------  --------    ----------   ----------
   TOTAL BONDS AND STOCKS                $5,486,038    $434,467     $1,622,095  $960,896    $7,108,133   $1,395,363
                                         ==========    ========     ==========  ========    ==========   ==========

As of December 31, 2009, the Company does not intend to sell these securities.

The Company reported write-downs on its bond investments due to OTTI in fair value of $220,241, $2,409 and $5,664 in 2009, 2008 and 2007, respectively, and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $17,661, $32,165 and $10,659 during 2009, 2008 and 2007, respectively.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

During 2009, 2008 and 2007, the Company reported the following write-downs on its joint ventures and partnership investments due to OTTI in fair value:

FOR THE YEARS ENDED DECEMBER 31,                            2009       2008      2007
-------------------------------------------------------   --------   -------   -------
AIG French  Prop FD (Eur)                                 $  3,925   $    --   $    --
Apollo IV LP                                                 1,546        --        --
AQR Global Asset Allocation Institutional Fund III L.P.         --     2,172        --
Blackstone Distressed Securities Fund L.P.                  20,622        --        --
Blackstone Firestone                                        66,300        --        --
Blackstone III                                               2,664        --        --
Blackstone Kalix Fund L.P.                                   7,876        --        --
Blackstone Real Estate Partners III, L.P.                    2,506        --        --
Brep III L.P.                                                   --     7,582        --
Capvest Equity Partners, L.P.                               25,070        --        --
Century Park Capital Partners II, L.P.                       1,749        --        --
Cisa NPL                                                    10,408        --        --
Copper River Partners, L.P. (fka: Rocker Partners)           8,652        --        --
DLJ Merchant Banking Partners                                   --        --     3,454
Exponent Private Equity Partners, LP                            --        --     1,990
Fenway Fund II                                                  --     1,610        --
Fenway Partners                                                 --     1,049        --
Greenwich Street Capital Partners, L.P.                      1,537        --        --
Greystone Capital Partners I, L.P.                           2,517        --        --
KKR Europeam Fund II, LP                                    23,442        --        --
Marlwood                                                        --     3,000        --
Matlin Patterson Global Opportunities Partners                  --     3,361        --
Midocean Partners III                                        2,185        --        --
North Castle II                                                 --        --     4,162
Peake Joint Venture                                             --        --     2,773
Thayer Equity III                                               --     1,381        --
The Second Cinven Fund                                       1,352        --        --
Warburg Equity LP                                               --        --     1,656
Warburg Pincus Equity Partners                                  --     2,547        --
21st Century LP                                                 --        --     1,030
Items less than $1.0 million                                 9,665     5,616     5,616
                                                          --------   -------   -------
   TOTAL                                                  $192,016   $28,318   $20,681
                                                          ========   =======   =======

Securities carried at an amortized cost of $3,327,013 and $2,482,149 were deposited with regulatory authorities as required by law as of December 31, 2009 and 2008, respectively.

During 2009, 2008 and 2007, included in Net Investment Income Earned were investment expenses of $9,235, $7,027 and $8,689, respectively, and interest expense of $9,292, $27,193 and $116,601, respectively.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted the standard on January 1, 2008. The Company measures at fair value on a recurring basis certain bonds (specifically, bonds with NAIC ratings of 3 or lower where market is less than amortized cost), common and preferred stocks.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure the fair values. Such levels are:

     . Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities.

     . Level 2: Fair value measurements, based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

     . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses market values for common stocks, preferred stocks and bonds with NAIC ratings of 3 or below where market value is less than amortized cost. When market values are not available, market values are obtained from third party pricing sources.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement on the levels of the inputs used:

                         DECEMBER 31, 2009
                   ----------------------------
                   Level 1   Level 2    Level 3     Total
                   -------   -------   --------   --------
Bonds              $    --     $819    $ 91,515   $ 92,334
Common stocks       60,809       --      77,500    138,309
Preferred stocks        --        1          --          1
                   -------     ----    --------   --------
Total              $60,809     $820    $169,015   $230,644
                   =======     ====    ========   ========

                          DECEMBER 31, 2008
                   ------------------------------
                   Level 1   Level 2     Level 3       Total
                   -------   -------   ----------   ----------
Bonds              $    --   $ 1,557   $  120,230   $  121,787
Common stocks       88,130    39,618      114,067      241,815
Preferred stocks        --    21,221    2,000,661    2,021,882
                   -------   -------   ----------   ----------
Total              $88,130   $62,396   $2,234,958   $2,385,484
                   =======   =======   ==========   ==========

The following table presents changes during 2009 and 2008 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2009 and 2008 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2009 and 2008:

                                            Net Realized and
                                        Unrealized Gains (Losses)     Unrealized
                                       Included in Net Investment   Gains (Losses)   Purchases, Sales,                   Balance at
                   Balance Beginning       Income and Realized        Included in        Issuances,      Transfers In   December 31,
                        of Year          Capital Gains (Losses)         Surplus      Settlements, Net        (Out)          2009
                   -----------------   --------------------------   --------------   -----------------   ------------   ------------
Bonds                  $  120,230               $(174,462)              $76,770         $       779        $ 68,198        $ 91,515
Common stocks             114,067                      --                (4,131)                 --         (32,436)         77,500
Preferred stocks        2,000,661                    (589)                   --          (2,000,971)            899              --
                       ----------               ---------               -------         -----------        --------        --------
Total                  $2,234,958               $(175,051)              $72,639         $(2,000,192)       $ 36,661        $169,015
                       ==========               =========               =======         ===========        ========        ========

                                            Net Realized and
                                        Unrealized Gains (Losses)     Unrealized
                                       Included in Net Investment   Gains (Losses)   Purchases, Sales,                   Balance at
                   Balance Beginning       Income and Realized        Included in        Issuances,      Transfers In   December 31,
                        of Year          Capital Gains (Losses)         Surplus      Settlements, Net        (Out)          2008
                   -----------------   --------------------------   --------------   -----------------   ------------   ------------
Bonds                  $  116,959                $  344                $(66,583)         $(12,993)         $ 82,503      $  120,230
Common stocks              74,796                    --                     (44)               --            39,315         114,067
Preferred stocks        2,011,218                 5,798                      --           (16,045)             (310)      2,000,661
                       ----------                ------                --------          --------          --------      ----------
Total                  $2,202,974                $6,142                $(66,627)         $(29,038)         $121,508      $2,234,958
                       ==========                ======                ========          ========          ========      ==========

Other invested assets

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Assets measured at fair value on a non-recurring basis on which impairment charges were recorded were as follows:

                                  DECEMBER 31, 2009
                        -------------------------------------
                        Level 1    Level 2   Level 3    Total
                        -------   --------   -------   ------
Other invested assets     $--        $--      $6,819   $6,819
                          ---        ---      ------   ------
Total                     $--        $--      $6,819   $6,819
                          ===        ===      ======   ======

                                  DECEMBER 31, 2008
                        --------------------------------------
                        Level 1    Level 2   Level 3    Total
                        -------   --------   -------   -------
Other invested assets     $--        $--     $17,651   $17,651
                          ---        ---     -------   -------
Total                     $--        $--     $17,651   $17,651
                          ===        ===     =======   =======

Loan-Backed and Structured Securities:

At December 31, 2009, the Company had no loan-backed and structured securities with the intent to sell or that the company does not have the intent or ability to hold to recovery.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

At December 31, 2009, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI after adoption of SSAP 43R:

                Book/Adj
             Carrying Value
             Amortized cost
             before current  Projected Cash  Recognized  Amortized Cost
  Cusip        period OTTI        Flows         OTTI       after OTTI    Fair Value
-----------------------------------------------------------------------------------
126694A40       $  1,268        $  1,244      $    25       $  1,244      $  1,085
23243AAB2         66,020          64,970        1,051         64,970        47,880
23244JAC0         32,633          32,582           50         32,582        24,541
251510LD3         48,232          47,472          759         47,472        25,647
39538AAC0         26,039          25,683          357         25,683        14,094
39538AAG1         31,640          29,987        1,654         29,987         6,512
39538BAB0         26,529          26,108          422         26,108        13,869
39538BAE4         32,087          30,860        1,227         30,860         8,298
39538CAC6         26,304          25,997          307         25,997         9,081
39538CAE2         35,171          21,145       14,026         21,145         8,845
39539HAC4         25,435          25,243          191         25,243        16,828
45254NQX8         17,922          17,111          811         17,111        11,273
525221JH1         18,465          18,321          144         18,321        12,006
52522RAB6         43,336          42,598          738         42,598        36,688
52525LAQ3         46,479          39,508        6,971         39,508        25,169
57645TAA5         60,288          59,367          920         59,367        32,838
61748JAD9          9,844           9,644          199          9,644         6,072
                --------        --------      -------       --------      --------
Grand total     $547,692        $517,840      $29,852       $517,840      $300,726
                ========        ========      =======       ========      ========

The Company recognized total OTTI of $354,210 for loan-backed and structured securities currently held by the Company at December 31, 2009.

At December 31, 2009, the Company held securities with unrealized losses (fair value is less than cost or amortized cost) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (credit) related declines that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

                                             12 Months or            Greater than
                                                 Less                  12 Months                Total
                                        ----------------------  ----------------------  ----------------------
                                                    Unrealized              Unrealized              Unrealized
Description of Securities               Fair Value    Losses    Fair Value    Losses    Fair Value    Losses
-------------------------------------   ----------  ----------  ----------  ----------  ----------  ----------
Loan-backed  Securities                  $289,639    $176,581     $10,029     $4,463     $299,668    $181,044
                                         --------    --------     -------     ------     --------    --------
Total temporarily impaired securities    $289,639    $176,581     $10,029     $4,463     $299,668    $181,044
                                         ========    ========     =======     ======     ========    ========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

In its OTTI, the Company considers all information relevant to the collectibility of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

On January 30, 2009, the Company acquired junior and senior notes of $235,000 and $1,562,000 respectively from Fieldstone Securitization I LLC, a wholly-owned subsidiary of LSP Holdings LLC. LSP Holdings LLC is an affiliate of the Company and a wholly-owned subsidiary of Chartis U.S. The Company does not have a controlling interest in Fieldstone Securitization I LLC. The junior and senior notes, are classified as bonds, have a maturity date of January 23, 2039 and have stated interest rates of 8.50% and 5.85%, respectively and have been rated by A.M Best. The Commissioner has approved that the notes be characterized as non-affiliate debt investments for financial reporting purposes. In connection with the issuance of the notes, AIG LS Holdings LLC, a wholly-owned subsidiary of LSP Holdings LLC, used a portion of the proceeds to repay $401,396 to the Company in connection with an existing liquidity facility between the two parties.

On February 12, 2010, the Company acquired junior and senior notes of $210,000 and $474,000 respectively from Fieldstone Securitization II LLC. Please refer to the subsequent events disclosure for additional details.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

NOTE 4 - RESERVES FOR LOSSES AND LAE
------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2009, 2008 and 2007 is set forth in the table below:

                                                      2009           2008           2007
                                                  -----------    -----------    -----------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR    $13,354,448    $13,852,252    $12,901,979
Incurred losses and LAE related to:
   Current accident year                            4,412,647      5,536,365      5,280,665
   Prior accident years                             1,115,434        137,636         51,911
                                                  -----------    -----------    -----------
      TOTAL INCURRED LOSSES AND LAE                 5,528,081      5,674,001      5,332,576
                                                  -----------    -----------    -----------
Paid losses and LAE related to:
   Current accident year                           (1,360,823)    (1,679,345)    (1,426,309)
   Prior accident years                            (3,951,398)    (4,492,460)    (2,955,994)
                                                  -----------    -----------    -----------
      TOTAL PAID LOSSES AND LAE                    (5,312,221)    (6,171,805)    (4,382,303)
                                                  -----------    -----------    -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,   $13,570,308    $13,354,448    $13,852,252
                                                  ===========    ===========    ===========

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher then expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of discount. Favorable development on Directors & Officers liability and other classes of business offset adverse development on the Company's Excess Casualty business. The adverse development on Excess Casualty was primarily related to accident years 2003 and prior.

In calendar year 2008, two transactions resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring (see Note 5E). The total calendar year paid losses as a result of these events were approximately $349,600 and $323,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over multiple accident years and resulted in modest beneficial development of about $22,800. In addition, in 2008, the Company recorded paid losses of $114,000 relating to one credit excess of loss assumed treaty applicable to accident year 2008. There will be no additional impact from this treaty as the full limits of the treaty have been paid. Also, the 2009 paid losses and LAE reflect the commutation of the 21st Century Personal Auto Group. See Note 5E for further details.

In 2007, the development was also primarily related to the accretion of workers compensation discount. In addition to the accretion of discount, there was adverse development in 2007 related to accident years 2003 and prior, offset by favorable development from accident years 2004 through 2006. The favorable developments for accident year 2004 through 2006 were spread across many classes of business. The adverse developments from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

As of December 31, 2009, 2008 and 2007, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $176,082, $188,634 and $211,061, respectively.

As of December 31, 2009, 2008 and 2007, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,508,465, $5,509,912 and $6,206,161, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES
-----------------------------------

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claim loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claim development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi-peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the years ended December 31, 2009, 2008 and 2007, gross and net of reinsurance credits, are as follows:

                                                      ASBESTOS LOSSES                     ENVIRONMENTAL LOSSES
                                           -------------------------------------    --------------------------------
                                              2009         2008          2007         2009        2008        2007
                                           ---------    ----------    ----------    --------    --------    --------
Direct:
Loss and LAE reserves, beginning of year   $ 955,576    $1,037,644    $1,159,145    $111,308    $144,753    $188,294
   Incurred losses and LAE                   185,330       103,898        36,688      (3,945)    (14,424)       (494)
   Calendar year paid losses and LAE        (200,776)     (185,966)     (158,189)    (13,893)    (19,021)    (43,047)
                                           ---------    ----------    ----------    --------    --------    --------
LOSS AND LAE RESERVES, END OF YEAR         $ 940,130    $  955,576    $1,037,644    $ 93,470    $111,308    $144,753
                                           =========    ==========    ==========    ========    ========    ========
Assumed:
Loss and LAE reserves, beginning of year   $  91,172    $   94,635    $  102,751    $  5,358    $  6,262    $  5,223
   Incurred losses and LAE                    (1,601)       13,277         5,447         905        (776)      1,463
   Calendar year paid losses and LAE           1,161       (16,740)      (13,563)       (200)       (128)       (424)
                                           ---------    ----------    ----------    --------    --------    --------
LOSS AND LAE RESERVES, END OF YEAR         $  90,732    $   91,172    $   94,635    $  6,063    $  5,358    $  6,262
                                           =========    ==========    ==========    ========    ========    ========
Net of reinsurance:
Loss and LAE reserves, beginning of year   $ 437,834    $  489,872    $  562,722    $ 60,851    $ 75,608    $ 97,333
   Incurred losses and LAE                    57,182        29,204        10,719       1,900          34       1,785
   Calendar year paid losses and LAE         (79,911)      (81,242)      (83,569)    (11,281)    (14,791)    (23,510)
                                           ---------    ----------    ----------    --------    --------    --------
LOSS AND LAE RESERVES, END OF YEAR         $ 415,105    $  437,834    $  489,872    $ 51,470    $ 60,851    $ 75,608
                                           =========    ==========    ==========    ========    ========    ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                         ASBESTOS LOSSES             ENVIRONMENTAL LOSSES
                                 ------------------------------   ---------------------------
                                   2009       2008       2007       2009      2008      2007
                                 --------   --------   --------   -------   -------   -------
Direct basis                     $531,709   $553,517   $653,522   $30,707   $41,812   $59,210
Assumed reinsurance basis          44,255     39,647     47,441       549       102     1,257
Net of ceded reinsurance basis    234,033    251,965    331,405    14,852    20,141    27,383

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:


                                         ASBESTOS LOSSES             ENVIRONMENTAL LOSSES
                                 ------------------------------   ---------------------------
                                   2009       2008       2007       2009      2008      2007
                                 --------   --------   --------   -------   -------   -------
Direct basis                     $ 59,079   $ 61,469   $ 72,614   $13,160   $17,919   $25,376
Assumed reinsurance basis           7,398      7,520      6,935       173       115       370
Net of ceded reinsurance basis     28,484     31,111     36,486     6,302     8,703    11,567

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2009 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

A.   NATIONAL UNION INTER-COMPANY POOLING AGREEMENT
     ----------------------------------------------

     The Company, as well as certain insurance affiliates, is party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business, except business from foreign branches (excluding Canada), to the Company (the lead pooling participant). In turn, each pooling participant receives from the Company their percentage share of the pooled business.

     The Company's share of the pool is 38.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in Note 1.

     Effective January 1, 2008 AIU Insurance Company's (AIUI) percentage in the Commercial Pool was reduced from 1% to 0% and C&I's participation was revised retroactively to 11% from 10%. Cessions from AIUI to the Commercial Pool will be run off. AIUI was relieved of any and all corresponding liabilities related to its 1% participation.

B.   CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT
     ------------------------------------------------

     AIG formed the Association; a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On annual basis the Association files audited financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks. The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                                                                                 INITIAL
                                                                              PARTICIPATION    PARTICIPATION PERCENT
MEMBER COMPANY                                                NAIC CO. CODE      PERCENT      SPECIFIC TO JAPAN RISK
-----------------------------------------------------------   -------------   -------------   ----------------------
Chartis Overseas Limited                                             --           67.0%                85.0%
Commercial Pool member companies, as follows:                        --           33.0%                15.0%
   New Hampshire Insurance Company                                23841           12.0%                10.0%
   National Union Fire Insurance Company of Pittsburgh, Pa.       19445           11.0%                 5.0%
   American Home Assurance Company                                19380           10.0%                 0.0%

     In accordance with the National Union inter-company pooling agreement, the Commercial Pool member companies' participation in the Association is pooled among all Commercial Pool members proportional to their participation in the Commercial Pool. The Company's participation in the Association after the application of its participation in the National Union inter-company pooling agreement has been presented in the accompanying financial statements as follows:

AS OF DECEMBER 31,                                   2009         2008
-----------------------------------------------   ---------    ---------
Assumed reinsurance receivable                    $  24,062    $  38,842
Funds held by ceding reinsurers                       8,660        7,200
Reinsurance recoverable                              36,773       28,459
Equities in underwriting pools and associations     613,296      718,937
                                                  ---------    ---------
TOTAL ASSETS                                      $ 682,791    $ 793,438
                                                  ---------    ---------
Loss and LAE reserves                               519,157      579,040
Unearned premium reserves                           237,124      254,319
Funds held                                           15,330       15,867
Ceded balances payable                               64,825       79,212
Retroactive reinsurance                                (140)        (140)
Assumed reinsurance payable                          10,963       26,888
                                                  ---------    ---------
TOTAL LIABILITIES                                 $ 847,259    $ 955,186
                                                  ---------    ---------
TOTAL SURPLUS                                     $(164,468)   $(161,748)
                                                  =========    =========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     As of December 31, 2009, the Association reported an asset of $2.3 billion representing the value of subsidiaries and affiliated entities ("SCAs"). As of December 31, 2009, Chartis Europe S.A. represented $1.9 billion and Chartis UK Holdings represented $338 million of this total SCA asset, respectively.

     The Company's interest in the SCAs reported by the Association is consistent with its participation in the Association and the National Union inter-company pooling agreement and was $290 million as of December 31, 2009, which has been reported by the Company as a component Equities in Underwriting Pools and Associations.

C.   GUARANTEE ARRANGEMENTS

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) whereby the guaranteed companies fail to make payments under the policies of insurance (including guaranteed investment contracts and funding agreements) they have issued. The guarantees will remain in effect until terminated by the Company. The Company has the unilateral right to terminate the guarantees effective thirty (30) days after publication of a notice to terminate in the Wall Street Journal.

     The guarantees are not expected to have a material effect upon the Company's surplus. The Company believes that the likelihood of a payment under any of the guarantees is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The guarantees that were in effect as of December 31, 2009 are included in the table below:

                                                           Date       Date      Policyholder   Invested    Estimated  Policyholders'
Guaranteed Company                                        Issued   Terminated  Obligations @   Assets @       Loss       Surplus
--------------------------------------------------       --------  ----------  -------------  -----------  ---------  --------------
AHICO First American-Hungarian Insurance Company     **   9/15/98     1/30/09   $   172,298   $   227,663     $--      $   52,625
AIG Global Trade and Political Risk Insurance
   Company                                                11/5/97    11/30/07            --       250,322      --         139,235
AIG Polska Towarzystwo Ubezpiecen S.A.               **   9/15/98     1/30/09         4,070         7,395      --          29,367
AIG Romania Insurance Company, S.A.                  **  12/23/98                    49,510            --      --              --
AIG Slovakia Insurance Company A.S.                  **  12/23/98     1/30/09            99            --      --              --
American General Life Insurance Company of
   Delaware (f/k/a AIG Life Insurance Company)            7/13/98    12/29/06     8,440,153     9,445,065      --         449,900
American International Assurance Co (Bermuda) Ltd.   **   8/23/99     1/31/08    21,539,522     1,825,127      --       1,945,197
American International Life Assurance Company of
   New York                                               7/13/98     4/30/10     5,906,818     6,366,496      --         520,401
Audubon Insurance Company                                 11/5/97                    23,025        55,763      --          51,074
Chartis Excess Limited (f/k/a AIG Excess Liability
   Insurance International Ltd.)                          5/28/98                 2,553,456       709,346      --         330,246
Chartis Insurance Company - Puerto Rico (f/k/a
   American International Insurance Company of
   Puerto Rico)                                           11/5/97    12/31/09       208,417       192,219      --         154,714
Chartis Insurance Ireland Limited (f/k/a AIG
   Europe (Ireland) Ltd.)                            **  12/15/97                   862,648       469,998      --         245,871
Chartis Select Insurance Company (f/k/a AIG Excess
   Liability Insurance Company Ltd.)                 **   7/29/98                   559,077     3,884,267      --       1,726,293
Chartis Ukraine Insurance Company (f/k/a AIG
   Ukraine)                                          **   10/1/00                     8,732            --      --           5,478
CJSC (f/k/a AIG Russia Insurance Company ZAO)        **   9/15/98     1/30/09       176,017       359,704      --         107,620
First American Czech Insurance Company, A.S.         **   9/15/98     1/30/09       524,861       666,269      --         118,680
La Meridional Compania Argentina de Seguros S.A      **    1/6/98                   235,655        55,855      --          26,952
Landmark Insurance Company                                 3/2/98                    90,437       415,254      --         170,635
New Hampshire Indemnity Company, Inc.               ***  12/15/97     8/31/09        54,946       147,378      --         160,259
                                                                                -----------   -----------     ---      ----------
 TOTAL                                                                          $41,409,741   $25,078,121     $--      $6,234,547
                                                                                ===========   ===========     ===      ==========

*    The guaranteed company is also backed by a support agreement issued by AIG.

**   Policyholders' surplus is based on local GAAP financial statements.

*** Formerly part of AIG's U.S. Personal Auto Group, sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group
     (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to the Company's obligations under this guarantee.

@ Policyholder's Obligations and Invested Assets includes separate account liabilities and separate account assets, respectively.

The Company does not believe that the events of AIG discussed in Notes 13 and 14 will increase the likelihood that the guarantees will be materially impacted.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

C.   INVESTMENTS IN AFFILIATES

     As of December 31, 2009 and 2008, the Company's preferred and common stock investments with its affiliates together with the related change in unrealized appreciation, net of $2,690 and $0 of non-admitted balances, respectively, were as follows:

                                                                  AFFILIATE     ACTUAL
                                                                  OWNERSHIP      COST      CARRYING VALUE AT   CHANGE IN CARRYING
AFFILIATED INVESTMENT                                              PERCENT       2009      DECEMBER 31, 2009       VALUE 2009
---------------------------------------------------------         ---------   ----------   -----------------   ------------------
Preferred stocks:
AIG Capital Corporation                                     (c)       0.0%            --               --          (2,000,000)
                                                                              ----------       ----------         -----------
   TOTAL PREFERRED STOCKS - AFFILIATES                                                --               --          (2,000,000)
                                                                              ----------       ----------         -----------
Common stocks:
21st Century Insurance Group                                (a)       0.0%            --               --            (231,483)
Chartis Claims, Inc. (formerly AIG Domestic Claims, Inc.)           100.0%       118,000           55,461             (18,469)
AIG Lodging Opportunities, Inc.                                     100.0%         3,234            1,423                  326
American International Insurance Co.                        (a)     21.0%            --               --             (78,478)
American International Realty, Inc.                                  22.0%         9,911           14,457             (20,969)
Chartis Specialty Insurance Company (formerly American
International Specialty Lines Insurance Company)                     70.0%       154,297          487,974             (20,363)
Eastgreen, Inc.                                                       9.7%         8,976            6,959                 (25)
International Lease Finance Corporation (ILFC)              (b)       0.0%            --               --          (2,406,928)
Lexington Insurance Company                                          70.0%       363,046        3,631,135              647,187
Mt. Mansfield Co. Inc.                                              100.0%        50,433           50,433               50,433
National Union Fire Ins. Company of La.                             100.0%         2,500            7,394                  236
National Union Fire Ins. Company of Vt.                             100.0%        41,000           60,965               32,668
Pine Street Real Estate Holding Corp.                                22.1%         3,139            1,537                   76
AIG Excess Liability Insurance Company Ltd.                         100.0%       435,454        1,726,293              288,378
Spruce Peak Realty LLC                                      (d)       1.0%           224              224                  224
United Guaranty Corporation                                          45.9%       721,505          804,829             (56,361)
                                                                              ----------       ----------         -----------
   TOTAL COMMON STOCKS - AFFILIATES                                            1,911,719        6,849,084          (1,813,548)
                                                                              ----------       ----------         -----------
TOTAL COMMON AND PREFERRED STOCK  - AFFILIATES                                $1,911,719       $6,849,084         $(3,813,548)
                                                                              ==========       ==========         ===========

(a) As referenced in Note 5E, the Company sold its ownership in 21st Century to Farmers Group Inc.

(b) As referenced in Note 5E, the Company sold its ownership of ILFC to AIG Capital Corporation.

(c) As referenced in Note 14, the Company redeemed its investment in AIG Capital Corporation.

(d) Spruce Peak Realty LLC is 99% owned by Mt. Mansfield Co. Inc., which is also an affiliate and 100% owned by the Company. The remaining 1% of Spruce Peak Realty LLC is owned by the Company.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 and 2007
                                 (000'S OMITTED)

                                                                                    CARRYING
                                                         AFFILIATE     ACTUAL       VALUE AT     CHANGE IN
                                                         OWNERSHIP      COST      DECEMBER 31,    CARRYING
AFFILIATED INVESTMENT                                     PERCENT       2008          2008       VALUE 2008
------------------------------------------------         ---------   ----------   ------------   ----------
Preferred stocks:
Everest Broadband Inc                                       0.0%     $       --    $        --   $ (10,247)
AIG Capital Corporation                            (c)    100.0%      2,000,000      2,000,000          --
                                                          -----      ----------    -----------   ---------
   TOTAL PREFERRED STOCKS - AFFILIATES                                2,000,000      2,000,000     (10,247)
                                                                     ----------    -----------   ---------
Common stocks:
21st Century Insurance Group                               32.0%        464,344        231,483      19,526
AIG Domestic Claims                                       100.0%        118,000         73,930         295
AIG Lodging Opportunities, Inc.                           100.0%          3,234          1,097       1,097
AIU Insurance Company                                       0.0%             --             --    (446,078)
American International Insurance Co.                       21.0%         76,283         78,478      78,478
American International Realty, Inc.                        22.0%         26,456         35,426          80
Chartis Specialty Insurance Company (formerly
American International Specialty Lines Insurance
   Company)                                                70.0%        154,297        508,337      58,265
Eastgreen, Inc.                                             9.7%          8,975          6,984         (20)
International Lease Finance Corporation                    32.8%        795,122      2,406,928     203,191
Lexington Insurance Company                                70.0%        363,046      2,983,948    (201,773)
National Union Fire Ins. Company of La.                   100.0%          2,501          7,158       1,066
National Union Fire Ins. Company of Vt.                   100.0%         41,000         28,297      (3,147)
Pine Street Real Estate Holding Corp.                      22.1%          3,139          1,461       1,461
AIG Excess Liability Insurance Company Ltd.               100.0%        435,454      1,437,915     189,839
United Guaranty Corporation                                45.9%        595,622        861,190     406,634
                                                                     ----------    -----------   ---------
   TOTAL COMMON STOCKS - AFFILIATES                                   3,087,473      8,662,632     308,914
                                                                     ----------    -----------   ---------
TOTAL COMMON AND PREFERRED STOCK - AFFILIATES                        $5,087,473    $10,662,632   $ 298,667
                                                                     ==========    ===========   =========

     The remaining equity interest in these investments is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

     Lexington Insurance Company's admitted assets, liabilities and capital and surplus as of December 31, 2009 and 2008 and net income for the years ended December 31, 2009 and 2008 are set forth below:

                                             2009          2008
                                         -----------   -----------
Total admitted assets                    $15,989,207   $15,323,228
Total liabilities                         10,801,871    11,060,446
Total capital and surplus                  5,187,336     4,262,783
Total liabilities, capital and surplus    15,989,207    15,323,228
Net income                                   629,642       208,534

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     On December 31, 2009, National Union acquired a 100% interest in Mt. Mansfield/Spruce Peak Realty. As part of this transaction, the Company established negative goodwill in the amount of $125,565. Additionally, as part of the transaction Chartis Inc. has commuted to pay a percentage of the positive cash flows Mt. Mansfield to the Ultimate Parent.

     The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2009 and 2008, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $842,176 and $941,485, respectively.

E.   RESTRUCTURING
     -------------

     DOMESTIC OPERATIONS
     -------------------

     The Company sold its 32.77% interest in the issued and outstanding common stock of International Lease Finance Corporation (ILFC) to AIG Capital Corporation, a wholly owned subsidiary of AIG. As a result of this transaction, the Company received cash equal to the statutory book value of its ILFC common stock and recorded a gain of $1,927,160. In accordance with the tax sharing agreement, the Company was reimbursed $952,593 and recorded such amount as additional paid in capital.

     Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S. Inc. as consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S. Inc. not subject to this sale ("Chartis U.S. Inc. companies"). The PCG business written by Chartis U.S. Inc. companies was ceded 100% to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50% quota share to National Union. The Commercial Pool members participated in this business assumed by the Company at their stated pool percentages.

     In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S. Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

          1. The quota share reinsurance agreement between the Company and AIIC under which AIIC ceded 50% of the net business of the Personal Lines Pool to the Company was commuted as of June 30, 2009.

          2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to the Company under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

          3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S. Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

     Following these transactions the Chartis U.S. Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $329.9 million. The Chartis U.S. Inc. companies which owned 21st Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S. Inc. companies going forward. Additionally, capital contributions were received by the owners of 21st Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was divided income of $154.8 million and a capital contribution of $54.2 million.

     Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIIC., the Company received $319.1 million of the $1.7 billion of proceeds received by the Chartis U.S. Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $120.9 million.

     On June 30, 2008, AIUI paid a dividend representing its 25% ownership interest in AIIC to its owners, the Company, Chartis PC and the Insurance Company of the State of Pennsylvania (ISOP). The dividend paid to each of AIUI's owners was based on the proportionate ownership interest of AIUI by each company. As a result of this transaction, the Company recorded a dividend of $84,000 which valued AIIC as $76,283 and $7,707 of cash, while Chartis PC and ISOP each recorded their proportionate share. This transaction was designed to simplify the organization and provide an enhanced regulatory and legal platform.

     On various dates during 2008, the Company made additional investments in United Guaranty Corporation (UGC) totaling $497,789. The Company's ownership interest did not change.

     AMERICAN HOME CANADIAN BRANCH NOVATION
     --------------------------------------

     Effective November 1, 2008, the American Home Canadian Branch (the Branch) entered into an assumption reinsurance and asset purchase agreement with Chartis Insurance Company of Canada (formerly AIG Commercial Insurance Company of Canada) under which the existing and inforced policies of insurance issued by the Branch were novated to Chartis Insurance Company of Canada. Subsequent to the transfer, the Branch ceased operations and is in the process of being dissolved. The transaction has been accounted for at fair value in accordance with Statement of Statutory Accounting Principles
     (SSAP) No. 25, Accounting for and Disclosures About Transactions with Affiliates and Other Related Parties, as it qualifies as an "economic transaction". The fair value of the liabilities assumed by Chartis Insurance Company of Canada were approximately $2,146,053. In connection with Chartis Insurance Company of Canada's assumption of such liabilities, the Branch transferred assets at fair value equal to the obligations assumed by AIGCIC less a balance representing intangible assets of approximately $75,693 which has been deferred and will be amortized over a 10 year period by American Home Assurance Company. In addition, a total ceding commission equal to $39,655 as well as an underwriting gain of $38,228, both of which are subject to the pooling agreement in which the Company participates, were recognized as an immediate gain by the pool participants. The Company's total gain, including $15,069 representing its share of the ceding commission, was $29,596.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     In relation to and prior to this transaction, Chartis U.S. Inc. contributed capital to Chartis Insurance Company of Canada in the amount of approximately $964,000. Chartis U.S. Inc. obtained such funding via dividends paid by the following entities:

Company                                                    Dividend
--------------------------------------------------------   --------
National Union Fire Insurance Company of Pittsburgh, Pa.   $299,000
American Home Assurance Company                             170,000
Commerce and Industry Insurance Company                     103,000
Chartis Property Casualty Company                           103,000
The Insurance Company of the State of Pennsylvania          122,000
New Hampshire Insurance Company                             167,000

     During the fourth quarter of 2008 and subsequent to the transaction, the Branch repatriated its remaining net assets of $921,000 to American Home Assurance Company. American Home Assurance Company utilized $691,000 of this repatriated amount to pay a dividend to Chartis Insurance Company of Canada of $691,000. Subsequently, Chartis Insurance Company of Canada contributed such funds to the following entities in consideration for the dividends paid to originally fund the transaction:

                                                             Capital
Company                                                    Contribution
--------------------------------------------------------   ------------
National Union Fire Insurance Company of Pittsburgh, Pa.     $299,000
Chartis Property Casualty Company                             103,000
The Insurance Company of the State of Pennsylvania            122,000
New Hampshire Insurance Company                               167,000

     FOREIGN OPERATIONS RESTRUCTURING
     --------------------------------

     UK Restructure & Part VII
     -------------------------

     In 2007, the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transfer was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK. The results of the UK branch had been previously reported through the Company's participation in the Association. The Association reports on a fiscal year ending on November 30th. Although the Company's fiscal year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in the Association based on the Association's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, recorded the effects of this transaction in its 2008 statutory financial statements.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     Amended Corporate Structure
     ---------------------------

     In 2007, to support the legal realignment of its UK operations, AIUO Ltd incorporated the intermediate holding companies AIG UK Holding Limited, AIG UK Financing Company Limited, and AIG UK Sub Holdings Limited. On November 26, 2007, AIUO Ltd transferred the shares of its wholly owned subsidiary, Landmark Insurance Company Ltd (Landmark) to AIU UK Holdings (UK Holdings) in return for share capital of UK Holdings. Landmark was then renamed AIG UK Ltd and its holding was cascaded down to AIG UK Financing Company Limited and on to AIG UK Sub Holding Company Limited in share for share exchanges on November 27 and 28, respectively. AIUO Ltd also transferred the shares in its wholly owned subsidiary, AIG Europe UK Limited to UK Holdings in exchange for the issuance of additional shares in UK Holdings. AIG Europe UK Limited was then renamed AIG UK Services Limited and its share holding was cascaded down through AIG UK Financing Company Limited, AIG UK Sub Holding Company Limited and on to AIG UK Limited. Two other affiliates of the Company, AIG Europe Ireland and American International Company Ltd made cash contributions to UK Holding in exchange for share capital of UK Holdings.

     Business Transfer
     -----------------

     On December 1, 2007, AIG transferred all of the business written by New Hampshire Insurance Company's UK Branch to AIG UK Ltd. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business (Part VII Transaction). Prior to the transfer, the business of the UK Branch was recorded by the Company through its participation in the Association. The Association business is reflected in various insurance accounts within the Company's Statement of Admitted Assets, Liabilities and Capital & Surplus and the Statement of Income. By transferring the existing rights and future rights of the UK business, the Association members transferred the value of the business, and unrealized translation balances, to AIG UK Ltd and shares of AIG UK Ltd stock were issued to the members of the Association for fair value of the business transferred. These shares were then transferred to UK Holdings in exchange for shares in UK Holdings. New Hampshire UK Aviation business was transferred by New Hampshire directly, for shares of AIG UK Ltd stock equal to the fair value of the Aviation business transferred. Additionally, as part of the transaction several intercompany reinsurance agreements (both commutations and new contracts) were executed involving other subsidiaries of AIG. The results of the New Hampshire UK Aviation business had been previously reported through the Company's participation in the Commercial Pool.

     During the 2008 year there were additional contributions to UK Holdings by the Association and AIUO Ltd. In aggregate, UK Holdings issued 21,448 common equity shares in exchange for all assets contributed, which included cash, intangibles and the value of the contributed entities and rights of the UK business.

     For US income tax purposes, the restructuring of the UK Branch qualified as a tax free reorganization. While generally tax free, certain intangible assets were recognized as taxable income upon transfer to AIG UK Ltd. pursuant to Internal Revenue Code section 367. Additionally, unrealized foreign currency gains and losses were realized upon the termination of the UK Branch. It is expected that foreign currency gains and losses offset each other for tax purposes resulting in an immaterial net number. The tax effects of the transaction reported in the Company's financial statements are disclosed below.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     Completion of the aforementioned business transfer, including the related reinsurance transactions, resulted in the following changes to the 2008 Company's financial statements:

                                               Investment
                                      P VII       in UK
                                    Transfer    Holdings      Total
                                   ---------   ----------   ---------
Participation in the Association   $(404,362)   $(15,464)   $(419,827)
Liabilities                          470,937          --      470,937
Underwriting income                   60,836          --       60,836
Other income                           3,993          --        3,993
Net income (pre-tax)                  92,535          --       92,535
Surplus (pre-tax)                     66,575     (15,464)      51,110

F.   OTHER RELATED PARTY TRANSACTIONS
     --------------------------------

     The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2009 and 2008 between the Company and any affiliated companies that exceeded half of one percent of the Company's admitted assets as of December 31, 2009 and 2008 and all capital contributions and dividends:

                                                                    ASSETS RECEIVED BY      ASSETS TRANSFERRED BY
                                                                       THE COMPANY               THE COMPANY
                                                                 -----------------------   -----------------------
  DATE OF         EXPLANATION OF                  NAME OF        STATEMENT                 STATEMENT
TRANSACTION        TRANSACTION                   AFFILIATE         VALUE     DESCRIPTION     VALUE     DESCRIPTION
-----------   ----------------------         -----------------   ---------   -----------   ---------   -----------
07/31/09             Dividend                Chartis U.S. Inc.    $     --       --         $537,000       Cash
07/01/09       Capital contribution    (a)   Chartis U.S. Inc.      54,190     In kind            --         --
12/31/09       Capital contribution    (c)   Chartis U.S. Inc.      70,711     In kind            --         --
09/30/09       Capital contribution    (b)   Chartis U.S. Inc.     952,593     In kind            --         --
Various        Capital contribution          Chartis U.S. Inc.       9,907     In kind            --         --
Various       Additional investments                UGC            125,884     In kind            --         --
Various         Sale of securities                 AHAC            585,381      Cash         594,895       Bond
Various         Sale of securities                  LEX            215,466      Cash         207,921       Bond

(a)  Related to sale of Personal Auto Group (PAG). See Note 5E.

(b)  Sale of ILFC. Refer to Note 5E

(c)  Capital contributions in lieu of tax sharing agreement

LEX: Lexington Insurance Company

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

                                                                       ASSETS RECEIVED BY      ASSETS TRANSFERRED BY
                                                                          THE COMPANY               THE COMPANY
                                                                    -----------------------   -----------------------
  DATE OF         EXPLANATION OF                     NAME OF        STATEMENT                 STATEMENT
TRANSACTION        TRANSACTION                      AFFILIATE         VALUE     DESCRIPTION     VALUE     DESCRIPTION
-----------   ----------------------            -----------------   ---------   -----------   ---------   -----------
03/31/08            Dividend                    Chartis U.S. Inc.    $     --       --         $275,000      Cash
06/30/08            Dividend           (a)(b)   Chartis U.S. Inc.          --       --          858,760     In kind
06/30/08            Dividend                    Chartis U.S. Inc.          --       --          250,000      Cash
06/30/08            Dividend             (b)           AIUI            84,000     In kind            --       --
09/30/08            Dividend             (a)    Chartis U.S. Inc.          --       --           54,465      Cash
11/03/08            Dividend             (a)    Chartis U.S. Inc.          --       --          299,000      Cash
Various             Dividend                           LEX            210,000       Cash             --       --
Various             Dividend                    AIG Cap Corp Pref     100,000       Cash             --       --
Various             Dividend                           AIUI           128,000       Cash             --       --
06/30/08      Capital contribution              Chartis U.S. Inc.      11,881     In kind            --       --
09/30/08      Capital contribution       (b)    Chartis U.S. Inc.     531,613     In kind            --       --
                                                                                   Cash &
12/31/08      Capital contribution       (c)    Chartis U.S. Inc.     299,000    securities          --       --
Various       Capital contribution       (d)    Chartis U.S. Inc.     416,916     In kind            --       --
Various       Capital contribution              Chartis U.S. Inc.      (3,449)    In kind
Various       Additional investment                     UGC           497,789    Investment     497,789      Cash

LEX: Lexington Insurance Company

(a)  Extraordinary dividend - Refer to Note 11

(b)  Transfer and reorganization of AIUI - Refer to Note 5E

(c) The transfer of AHAC Canadian branch to Chartis Insurance Company of country-regionplaceCanada - Refer to Note 5E

(d)  Capital contributions in lieu of tax sharing agreement - Refer to Note 9

In the ordinary course of business, the Company utilizes AIG Technology, Inc., PineBridge Investment LLC (PineBridge), and Chartis Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. As of March 2010, PineBridge was sold to a third party. It will continue to manage a portion of the Company's investments. In connection with these services, the fees incurred by the Company to these affiliates during 2009, 2008 and 2007 are outlined in the table below:

FOR THE YEARS ENDED DECEMBER 31,                                    2009       2008       2007
----------------------------------------------------------------  --------   --------   --------
AIG Technology, Inc.                                              $ 30,323   $ 32,761   $ 30,148
PineBridge Investment LLC (formerly AIG Global Investment Corp.)     6,076      6,700      7,139
Chartis Claims, Inc. (formerly AIG Domestic Claims, Inc.)          270,160    268,146    257,540
                                                                  --------   --------   --------
   TOTAL                                                          $306,559   $307,607   $294,827
                                                                  ========   ========   ========

As of December 31, 2009 and 2008, short-term investments included amounts invested in the AIG Managed Money Market Fund of $1,882,260 and $734,525, respectively.

As of December 31, 2009 and 2008, other invested assets included $936,167 and $612,384, respectively, of loans with an affiliate. The proceeds from the loans were used by the affiliate for the acquisition of life settlements.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

Federal and foreign income taxes receivable/payable from/to affiliates as of December 31, 2009 and 2008 amounted to $261,158 and $(167,471), respectively.

During 2009, 2008 and 2007 the Company sold premium receivables without recourse to AI Credit Corporation (AICC) (a formerly wholly owned AIG subsidiary) and recorded losses on these transactions as follows. AICC was purchased by an unaffiliated third party during 2009 and the outstanding receivables were sold by AICC to Risk Specialists Companies Insurance Agency, Inc. The Company did not sell any additional premiums receivable balances after the sale of AICC.

AS OF DECEMBER 31,           2009      2008      2007
------------------------   -------   -------   -------
Accounts receivable sold   $28,656   $75,661   $56,857
Losses recorded                675     1,945     1,694

As of December 31, 2009 and 2008, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions). These balances are net of non-admitted amounts of $72,518 and $91,974, respectively, at December 31, 2009 and 2008.

AS OF DECEMBER 31,                                       2009         2008
---------------------------------------------------   ----------   ----------
Balances with pool member companies                   $  194,242   $  257,373
Balances with less than 0.5% of admitted assets        2,245,844      177,430
                                                      ----------   ----------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES   $2,440,086   $  434,803
                                                      ==========   ==========
Balances with pool member companies                   $  116,222   $1,155,784
Balances with less than 0.5% of admitted assets          212,532      148,998
                                                      ----------   ----------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES        $  328,754   $1,304,782
                                                      ==========   ==========

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

NOTE 6 - REINSURANCE
--------------------

     In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes and large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

     During 2009, 2008 and 2007, the Company's net premiums written and net premiums earned were comprised of the following:

                                              2009                        2008                        2007
                                   -------------------------   -------------------------   -------------------------
FOR THE YEARS ENDED DECEMBER 31,     WRITTEN        EARNED       WRITTEN        EARNED       WRITTEN        EARNED
--------------------------------   -----------   -----------   -----------   -----------   -----------   -----------
Direct premiums                    $ 6,293,106   $ 6,258,037   $ 6,346,614   $ 5,967,292   $ 5,450,523   $ 5,319,330
Reinsurance premiums assumed:
   Affiliates                       13,353,275    15,180,172    17,910,581    20,121,728    22,972,380    22,951,382
   Non-affiliates                      560,836       632,527       301,155       503,276       528,953       493,411
                                   -----------   -----------   -----------   -----------   -----------   -----------
      GROSS PREMIUMS                20,207,217    22,070,736    24,558,350    26,592,296    28,951,856    28,764,123
                                   -----------   -----------   -----------   -----------   -----------   -----------
Reinsurance premiums ceded:
   Affiliates                       13,322,772    14,735,091    16,925,631    18,259,644    19,911,172    19,869,772
   Non-affiliates                    1,140,940     1,246,179     1,053,565     1,067,568     1,264,103     1,227,602
                                   -----------   -----------   -----------   -----------   -----------   -----------
      NET PREMIUMS                 $ 5,743,505   $ 6,071,466   $ 6,579,154   $ 7,265,084   $ 7,776,581   $ 7,666,749
                                   ===========   ===========   ===========   ===========   ===========   ===========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2009 and 2008 with the return of the unearned premium reserve is as follows:

                       ASSUMED REINSURANCE        CEDED REINSURANCE               NET
                     -----------------------   -----------------------   ---------------------
                      UNEARNED                  UNEARNED                 UNEARNED
                       PREMIUM    COMMISSION    PREMIUM     COMMISSION    PREMIUM   COMMISSION
                      RESERVES      EQUITY      RESERVES      EQUITY     RESERVES     EQUITY
                     ----------   ----------   ----------   ----------   --------   ----------
DECEMBER 31, 2009:
   Affiliates        $7,795,151   $1,036,216   $7,324,831   $  980,942   $470,320    $ 55,274
   Non affiliates       596,114       79,242      399,445   $   53,492    196,669      25,750
                     ----------   ----------   ----------   ----------   --------    --------
   TOTALS            $8,391,265   $1,115,458   $7,724,276   $1,034,434   $666,989    $ 81,024
                     ==========   ==========   ==========   ==========   ========    ========
DECEMBER 31, 2008:
   Affiliates        $9,216,633   $1,213,853   $8,644,760   $1,132,628   $571,873    $ 81,225
   Non affiliates       667,805       87,952      504,664   $   66,120    163,142      21,832
                     ----------   ----------   ----------   ----------   --------    --------
   TOTALS            $9,884,438   $1,301,805   $9,149,424   $1,198,748   $735,015    $103,057
                     ==========   ==========   ==========   ==========   ========    ========

As of December 31, 2009 and 2008, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                        UNEARNED      PAID     RESERVES FOR
                        PREMIUM      LOSSES     LOSSES AND
                        RESERVES    AND LAE         LAE
                       ----------   --------   ------------
DECEMBER 31, 2009:
   Affiliates          $7,324,831   $150,519    $33,903,933
   Non-affiliates         399,445    348,225      3,203,311
                       ----------   --------    -----------
   TOTAL               $7,724,276   $498,744    $37,107,244
                       ==========   ========    ===========
DECEMBER 31, 2008:
   Affiliates          $8,644,760   $288,984    $34,199,712
   Non-affiliates         504,664    390,595      2,482,579
                       ----------   --------    -----------
   TOTAL               $9,149,424   $679,579    $36,682,291
                       ==========   ========    ===========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The Company's unsecured reinsurance recoverables as of December 31, 2009 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                             NAIC Co.
REINSURER                                                      CODE        AMOUNT
----------------------------------------------------------   --------   -----------
Affilliates:
      National Union Pool                                      19380    $39,176,227
      AIU Insurance Company                                                 159,399
      American International Reinsurance Co. Ltd.                 --        308,398
      Chartis Overseas Ltd                                                  437,619
      AIG Global Trade And Political Risk Ins Company          10651        252,319
      United Guaranty Insurance Company                        11715         39,366
      Lexington Insurance Company                              19437         19,204
      American International Life Assurance Co. of NY (US)     60607          5,131
      Chartis Specialty Insurance Company                      26883          7,665
      Chartis Select Insurance Company                         10932          3,674
      Audubon Insurance Company                                19933          1,183
      Ascot Syndicate Lloyd's 1414                                --          2,304
      Chartis Europe SA                                           --         16,501
      Chartis Insurance UK Ltd                                    --          6,439
      Chartis Insurance Company of Canada                         --          5,465
      Landmark Insurance Company                                  --          1,132
      Other affiliates less than $1.0 million                     --          5,290
                                                                        -----------
   TOTAL AFFILIATES                                                     $40,447,316
                                                                        -----------
Non-Affilliates:                                                                 --
                                                                        -----------
   TOTAL AFFILIATES AND NON-AFFILIATES                                  $40,447,316
                                                                        ===========

During 2009, 2008, and 2007, the Company reported in its Statements of Income statutory losses (gains) of $11,466, $173, and $(4,270), respectively, as a result of losses incurred from commutations with the following reinsurers:

COMPANY                                     2009    2008     2007
---------------------------------------   -------   ----   -------
American International Reinsurance Co.    $10,855   $ --   $    --
Nichido                                        --     --    (4,422)
Other reinsurers less than $1.0 million       611    173       152
                                          -------   ----   -------
TOTAL                                     $11,466   $173   $(4,270)
                                          =======   ====   =======

As of December 31, 2009 and 2008, the Company had reinsurance recoverables on paid losses in dispute of $135,255 and $118,898, respectively.

During 2009, 2008 and 2007, the Company wrote-off reinsurance recoverable balances of $9,450, $(5,178) and $14,497, respectively.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2009 and 2008, the Company's premium receivable and losses payable on assumed business are as follows:

                             2009                               AFFILIATE   NON-AFFILIATE     TOTAL
-------------------------------------------------------------   ---------   --------------- --------
Premiums in course of collection                                 $184,440      $26,399      $210,839
Reinsurance payable on paid loss and loss adjustment expenses     209,384       12,491       221,875

                             2008                               AFFILIATE   NON-AFFILIATE     TOTAL
-------------------------------------------------------------   ---------   -------------   --------
Premiums in course of collection                                 $428,532       $6,834      $435,366
Reinsurance payable on paid loss and loss adjustment expenses     502,228        6,457       508,685

In 2009, the primary component of the affiliated assumed reinsurance balances summarized above were due from and to Chartis Specialty Insurance Company (formerly known as American International Specialty Lines Insurance Company) and LEX. In 2009, AIIC was no longer an affiliate.

In 2008, the primary components of the affiliated assumed reinsurance balances summarized above relate to reinsurance agreements with member companies of the Personal Lines Pool (AIIC) and Chartis Specialty Insurance Company (CSIC).

By virtue of participation in the inter-company pooling agreement, the Company's premium receivable and losses payable on assumed reinsurance attributable to parties excluded from the Commercial Pool as of December 31, 2009 and 2008 are as follows:

                                                                       2009                2008
                                                                -----------------   ------------------
Caption                                                           CSIC      LEX       AIIC       CSIC
-------------------------------------------------------------   -------   -------   --------   -------
Premiums in course of collection                                $45,094   $21,846   $105,692   $92,674
Reinsurance payable on paid loss and loss adjustment expenses    80,087    19,860    122,908    87,616

NOTE 7 - RETROACTIVE REINSURANCE
--------------------------------

In 2008, the Company commuted a reinsurance treaty ceded to an affiliate, American International Reinsurance Co. (AIRCO), which incepted in 1998 and was accounted for as retroactive reinsurance. During 2008, the Company recorded the following changes to Reserves Transferred, Paid Losses Reimbursed or Recovered, Consideration Paid or Received and Special Surplus from Retroactive Reinsurance attributable to this commutation were as follows:

                                                  2008
                                               ---------
Reserves transferred                           $(401,754)
Paid losses recovered                           (355,164)
Consideration paid                              (212,172)
Special surplus from retroactive reinsurance     (46,592)

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The Company's retroactive reinsurance reserve balances (as reinsured or as reinsurer) as of December 31, 2009 and 2008, are set forth in the table below:

                                                             2009               2008
                                                       ----------------   ----------------
REINSURER                                              ASSUMED    CEDED   ASSUMED    CEDED
-------------------------------------------------      -------   ------   -------   ------
Chartis Specialty Insurance Co.                         $2,952   $   --   $2,967   $   --
Commerce and Industry Insurance Company of Canada        4,405       --    4,405       --
Lyndon Property Ins. Co.                                    --    1,465       --    1,785
Transatlantic                                               --       --       --    1,380
All other reinsurers less than 1.0 million                  --      675       --    2,014
                                                        ------   ------   ------   ------
   TOTAL                                                $7,357   $2,140   $7,372   $5,179
                                                        ======   ======   ======   ======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2009 and 2008, the Company's deposit assets and liabilities were comprised of the following:

                     DEPOSIT     DEPOSIT     FUNDS HELD    FUNDS HELD
                      ASSETS   LIABILITIES     ASSETS     LIABILITIES
                     -------   -----------   ----------   -----------
DECEMBER 31, 2009:
   Direct             $   --     $ 93,380      $    --        $--
   Assumed                --       95,014       93,433         --
   Ceded               1,684           --           --         --
                      ------     --------      -------        ---
   TOTAL              $1,684     $188,394      $93,433        $--
                      ======     ========      =======        ===

                      DEPOSIT     DEPOSIT     FUNDS HELD    FUNDS HELD
                      ASSETS    LIABILITIES     ASSETS     LIABILITIES
                     --------   ------------------------   -----------
DECEMBER 31, 2008:
   Direct            $     --     $101,097      $    --      $     --
   Assumed                 --       97,668       93,433            --
   Ceded              559,534           --           --       510,960
                     --------     --------      -------      --------
   TOTAL             $559,534     $198,765      $93,433      $510,960
                     ========     ========      =======      ========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2009 and 2008 is set forth in the table below:

                                                           2009                      2008
                                                 -----------------------   -----------------------
                                                  DEPOSIT      DEPOSIT      DEPOSIT      DEPOSIT
                                                   ASSETS    LIABILITIES     ASSETS    LIABILITIES
                                                 ---------   -----------   ---------   -----------
BALANCE AT JANUARY 1                             $ 559,534    $ 198,765    $ 793,216    $ 200,040
   Deposit activity, including loss recoveries    (625,704)      (8,404)    (264,327)          83
   Interest income or expense, net of
      amortization of margin                        25,825       (1,967)      12,739       (1,358)
   Non-admitted asset portion                       42,029           --       17,906           --
                                                 ---------    ---------    ---------    ---------
BALANCE AT DECEMBER 31                           $   1,684    $ 188,394    $ 559,534    $ 198,765
                                                 =========    =========    =========    =========

                                      2009                       2008
                            ------------------------   ------------------------
                            FUNDS HELD    FUNDS HELD   FUNDS HELD    FUNDS HELD
                              ASSETS     LIABILITIES     ASSETS     LIABILITIES
                            ----------   -----------   ----------   -----------
BALANCE AT JANUARY 1          $93,433     $ 510,960    $ 104,412    $ 734,590
   Contributions                   --           377           --          152
   Withdrawals                     --      (533,982)     (10,979)    (251,335)
   Interest                        --        22,645           --       27,553
                              -------     ---------    ---------    ---------
BALANCE AT DECEMBER 31        $93,433     $      --    $  93,433    $ 510,960
                              =======     =========    =========    =========

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with NY SAP, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) are treated as affiliated.

On December 16, 2009, all contracts ceded by the Company directly or indirectly to Union Excess were commuted and the net balances among all the parties have been settled. As a result of such settlement of balances, the Company received net cash of $46,273, securities of $2,416, and the release of $303,085 of funds held liabilities for the settlement of deposit assets of $407,410 with a non-admitted portion of $42,029. Also, during 2009, loss recoveries from Union Excess resulted in decreases in deposit assets and funds held liabilities of $230,897. The net effect of these transactions was to reduce surplus to policyholders by $13,607.

The Company also holds a note from Union Excess in the amount of $39,065. The note is secured by the proceeds of a certain swap transaction between Union Excess and Starr International Company, Inc. (SICO). SICO is contesting liability under the swap; as such, the Company has provided a 100% valuation allowance.

During 2008, the Company commuted deposit balances of $49,917 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $149,584 with European Reinsurance Company Ltd., resulting in a loss of $2,452.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

NOTE 9 - FEDERAL INCOME TAXES
-----------------------------

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries.

Beginning in January 1, 2008, a tax Sub Group was formed among twenty seven Chartis U.S. Inc. (formerly known as AIG Commercial Insurance Group, Inc.) and United Guaranty Companies under Chartis, Inc. The tax Sub Group will be allocated tax and will pay or receive its portion of the consolidated tax benefit or liability as if the Sub Group were filing its own consolidated income tax return except that AIG, Inc. will also reimburse the Sub Group Parent currently for any Sub Group tax attributes utilized in the AIG, Inc. consolidated income tax return to the extent they were not otherwise utilized on a separate company basis.

Once the tax is allocated to the Sub Group, the Sub Group then allocates taxes to member companies as if the member companies were on a separate return basis except that current benefit for losses is given if losses or tax attributes are utilized by the Sub Group.

In addition, to the provisions outlined above, the agreement further provides that:

..    Any tax realized by the Company from triggering the deferred inter-company gain (as determined under Treasury Regulation Section 1.1502-13) of a "Qualifying Transaction" will be paid by AIG, Inc. A Qualifying Transaction is the transfer or sale of the stock or substantially all of the assets of an operating subsidiary which results in a deferred inter-company gain, including the pre-existing deferred inter-company gain from a prior sale or transfer.

..    As of the effective date of the agreement and for future periods, Chartis,
     Inc. assumed or will assume each Sub Group members' Tax Reserve in a deemed capital transaction. Tax Reserves mean any unrecognized tax benefit recorded in accordance with ASC 740 and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities.

..    The tax sharing agreement was modified to be consistent with the AIG, Inc.
     and Federal Reserve Bank of New York Credit Agreement ("Credit Agreement"). Generally, the amended agreement provides that in an Asset Sale the Company will remit to AIG, Inc. no more than it otherwise would have absent the Credit Agreement.

..    In the event the Company is deconsolidated from the AIG consolidated federal income tax return, AIG Parent, Sub Group Parent, and the Company will determine under a separate agreement the final allocation of tax attributes and the final settlement of inter-company tax balances.

Pursuant to the current tax sharing agreement, Chartis, Inc. currently holds tax liabilities related to uncertain tax positions and tax liabilities recorded as the result of agreed upon adjustments with the tax authorities of $265,568 through 2009. In addition, AIG assumed tax of $952,593 and $307,216 relating to qualifying on asset sales in accordance with the Credit Agreement during 2009 and 2008, respectively.

For 2007, the Company filed a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, and capital and surplus are due to/from the Parent. The statutory U.S. federal income tax rate is 35% at December 31, 2009.

The Paragraph references in the tables below refer to corresponding paragraphs in SSAP 10R.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2009 and 2008 are as follows:

                                                                2009                                2008
                                                 ----------------------------------   -------------------------------
As of December 31,                                ORDINARY     CAPITAL     TOTAL      ORDINARY   CAPITAL     TOTAL
----------------------------------------------   ----------   --------   ----------   --------  --------   ----------
Gross deferred tax assets                        $1,091,055   $211,981   $1,303,036   $928,226  $177,059   $1,105,285
   Less: valuation allowance                             --         --           --         --        --           --
                                                 ----------   --------   ----------   --------  --------   ----------
Adjusted gross DTAs after valuation allowance     1,091,055    211,981    1,303,036    928,226   177,059    1,105,285
Gross deferred tax liabilities                      (81,360)        --      (81,360)   (55,331)  (88,452)    (143,783)
                                                 ----------   --------   ----------   --------  --------   ----------
Net deferred tax assets/(liabilities) before
   admissibility test                             1,009,695    211,981    1,221,675    872,895    88,607      961,502
                                                 ==========   ========   ==========   ========  ========   ==========

Admitted pursuant to:
Carried back losses that reverse in subsequent
   calendar year                                         --     99,485       99,485         --        --           --
The lesser of adjusted gross DTAs realizable
   within 12 months or 10% statutory surplus        344,939         --      344,939    363,447        --      363,447
Adjusted gross DTAs that can be offset against
   DTLs                                              81,360         --       81,360     55,331    88,452      143,783

Additional admitted DTAs
Carried back losses that reverse in subsequent
   three calendar year                                   --     10,756       10,756         --        --           --
The lesser of adjusted gross DTAs realizable
   within 36 months or 15% statutory surplus        232,118         --      232,118         --        --           --
Adjusted gross DTAs that can be offset against
   DTLs                                                  --         --           --         --        --           --
                                                 ----------   --------   ----------   --------  --------   ----------
Total admitted deferred tax asset                   658,417    110,241      768,658    418,778    88,452      507,230
Deferred DTLs                                       (81,360)        --      (81,360)   (55,331)  (88,452)    (143,783)
                                                 ----------   --------   ----------   --------  --------   ----------
Net admitted DTAs                                   577,057    110,241      687,298    363,447        --      363,447
Non admitted DTAs                                   432,638    101,740      534,377    598,055        --      598,055
                                                 ----------   --------   ----------   --------  --------   ----------
Total net DTAs                                    1,009,695    211,981    1,221,675    961,502        --      961,502
                                                 ==========   ========   ==========   ========  ========   ==========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The Company has elected to admit DTAs pursuant to Paragraph 10.e. It recorded an increase in admitted DTAs as the result of its election to employ the provisions of Paragraph 10.e. as follows:

                                                                             CHANGE DURING 2009
                                                                       -----------------------------
                             DESCRIPTION                               ORDINARY   CAPITAL    TOTAL
--------------------------------------------------------------------   --------   -------   -------
Gross deferred tax assets                                               162,829    34,922   197,751
   Less: valuation allowance                                                 --        --        --
                                                                        -------   -------   -------
Adjusted gross DTAs after valuation allowance                           162,829    34,922   197,751
Gross deferred tax liabilities                                          (26,029)   88,452    62,423
                                                                        -------   -------   -------
Net deferred tax assets/(liabilities) before admissibility test         136,800   123,374   260,174
                                                                        =======   =======   =======

Admitted pursuant to:
Carried back losses that reverse in subsequent calendar year                 --    99,485    99,485
The lesser of adjusted gross DTAs realizable within 12 months or 10%
   statutory surplus                                                    (18,508)       --   (18,508)
Adjusted gross DTAs that can be offset against DTLs                      26,029   (88,452)  (62,423)

Additional admitted DTAs
Carried back losses that reverse in subsequent three calendar year           --    10,756    10,756
The lesser of adjusted gross DTAs realizable within 36 months or 15%
   statutory surplus                                                    232,118        --   232,118
Adjusted gross DTAs that can be offset against DTLs                          --        --        --
                                                                        -------   -------   -------
Total admitted deferred tax asset                                       239,639    21,789   261,428
Deferred DTLs                                                           (26,029)   88,452    62,423
                                                                        -------   -------   -------
Net admitted DTAs                                                       213,610   110,241   323,851
Non-admitted DTAs                                                       (76,810)   13,133   (63,677)
                                                                        -------   -------   -------
Total net DTAs                                                          136,800   123,374   260,174
                                                                        =======   =======   =======

The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., and 10.e. are as follows:

             DESCRIPTION                WITH PARA S 10.A.-C   WITH PARA S 10.E.   DIFFERENCE
-------------------------------------   -------------------   -----------------   ----------
Admitted DTAs                                   444,424             687,298          242,874
Admitted assets                                 525,926             769,731          243,805
Statutory surplus                             1,202,312           1,803,468          601,156
Total adjusted capital                       11,718,096          11,718,096               --
Authorized control level used in 10.d         2,574,862           2,574,862               --

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

During 2009, 2008 and 2007, the Company's current income tax expense/ (benefit) was comprised of the following:

For the years ended December 31,                          2009       2008       2007
----------------------------------------------------   ---------   --------   --------
Income tax expense/(benefit) on net underwriting and
   investment income                                   ($384,905)  $ 67,928   $424,729
Tax on capital gains/(losses)                            930,452    (13,526)     3,076
Foreign income tax expense                                 6,290         --
Federal income tax adjustment - prior years                1,479    (28,151)    85,892
                                                       ---------   --------   --------
CURRENT INCOME TAX EXPENSE INCURRED                    $ 553,316   $ 26,251   $513,694
                                                       =========   ========   ========

The composition of the Company's net deferred tax assets as of December 31, 2009 and 2008, along with the changes in deferred income taxes for 2009, is set forth in the table below:

AS OF DECEMBER 31,                                    2009         2008        CHANGE    CHARACTER
------------------------------------------------   ----------   ----------   ---------   ---------
Deferred tax assets:
   Loss Reserve Discount                           $  353,686   $  378,131   ($ 24,445)     Ord
   Non -Admitted Assets                               224,679      144,894      79,785      Ord
   Unearned Premium Reserve                           247,259      267,944     (20,685)     Ord
   Unrealized Capital Losses                            5,519           --       5,519      Cap
   Partnerships                                            --           --          --      Ord
   Pension Adjustments                                     --           --          --      Ord
   Bad Debt Expense                                    94,049      134,704     (40,655)     Ord
   NOL                                                     --           --          --      Ord
   FTC                                                  2,109           --       2,109      Ord
   RCG                                                352,568      195,427     157,141      Cap
   Other Temporary Differences                         23,167        4,185      18,982      Ord
                                                   ----------   ----------   ---------
      GROSS DEFERRED TAX ASSETS                     1,303,036    1,125,285     177,751
   Non-admitted deferred tax assets                  (534,378)    (598,055)     63,677
                                                   ----------   ----------   ---------
   ADMITTED DEFERRED TAX ASSETS                       768,658      527,230     241,428
                                                   ==========   ==========   =========
Deferred tax liabilities:
   Unrealized capital gains                                $-   $  (88,452)  $  88,452      Ord
   Investments                                             --       (3,981)      3,981
   Depreciation                                            --      (22,091)     22,091
   Bond discount                                           --      (11,610)     11,610
   Other temporary differences                        (81,360)     (17,649)    (63,711)     Cap
                                                   ----------   ----------   ---------
      GROSS DEFERRED TAX LIABILITIES                  (81,360)    (143,783)     62,423
                                                   ----------   ----------   ---------
   NET ADMITTED DEFERRED TAX ASSETS                   687,298      383,447     303,850
                                                   ==========   ==========   =========
Gross deferred tax assets                           1,303,036    1,125,285     177,751
Gross deferred tax liabilities                        (81,360)    (143,783)     62,423
                                                   ----------   ----------   ---------
NET DEFERRED TAX ASSETS                             1,221,676      981,502     240,173
Income tax effect of unrealized capital gains                                   93,971
                                                                             ---------
Total change in deferred tax                                                   146,203
                                                                             =========
Change in deferred tax - current year                                           38,269
Change in deferred tax - prior period correction                               127,934

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The application of SSAP 10R requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (a likelihood of more than 50 percent). Significant judgment is required to determine whether a valuation allowance is necessary and the amount of such valuation allowance, if appropriate. When making its assessment about the realization of its deferred tax assets at December 31, 2009, the Company considered all available evidence, as required by income tax accounting guidance, including:

..    the nature, frequency, and severity of current and cumulative financial reporting losses;

..    transactions completed, including the sale of PAG, and transactions expected to be completed in the near future;

..    the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

..    the application of the amended tax sharing agreement between the Tax Sub
     Group and the Ultimate Parent; and

..    tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustments, either positive or negative, could be material to the Company's financial condition or its results of operations for an individual reporting period.

At December 31, 2009, the Company recorded gross deferred tax assets before valuation allowance of $1,303,036. The full amounts are more likely than not to be realized. Therefore, the Company reflected zero valuation allowance against its deferred tax assets.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the years ended December 31, 2009, 2008 and 2007 are as follows:

                                                            2009                       2008                      2007
                                                  ------------------------   -----------------------   -----------------------
                                                     AMOUNT     TAX EFFECT     AMOUNT     TAX EFFECT      AMOUNT    TAX EFFECT
                                                  -----------   ----------   ----------   ----------   ----------   ----------
Net income before federal income taxes
   and capital gains taxes                        $ 1,394,300   $ 488,005    $1,395,995   $ 488,598    $1,798,601   $ 629,510
BOOK TO TAX ADJUSTMENTS:
   Tax exempt income                                 (379,686)   (132,890)     (479,107)   (167,687)     (766,259)   (268,191)
   Intercompany dividends                            (287,872)   (100,755)     (503,426)   (176,199)     (139,912)    (48,969)
   Subpart F Income, Gross-Up & FTC                        --          --
   Meals and entertainment                                909         318         1,490         522         1,846         646
   Non-deductible penalties                               767         268           803         281         1,592         557
   Change in non-admitted assets                     (227,957)    (79,785)      244,297      85,504       (29,824)    (10,438)
   Federal income tax adjustments - prior years            --      17,098            --       5,332            --      80,466
   Change in tax positions                                 --      50,468            --      27,569            --      38,078
   Audit Adjustments - other adjustments                   --          --            --          --            --          --
   Remediation adjustments                                 --          --            --          --            --          --
   Other                                                   --       3,603            --          --            --          --
   Sale of divested entities                          (27,239)     (9,534)           --          --            --          --
   Sale of ILFC                                       795,000     278,250      (186,625)    (65,319)           --          --
                                                  -----------   ---------    ----------   ---------    ----------   ---------
      TOTAL BOOK TO TAX ADJUSTMENTS                  (126,078)     27,042      (922,568)   (289,998)     (932,557)   (207,851)
                                                  -----------   ---------    ----------   ---------    ----------   ---------
TOTAL FEDERAL TAXABLE INCOME AND TAX              $ 1,268,222   $ 515,047    $  473,427   $ 198,600    $  866,044   $ 421,659
                                                  ===========   =========    ==========   =========    ==========   =========
   Current federal income tax                                    (377,136)                   39,777                   510,618
   Income tax on net realized capital gains                       930,452                   (13,526)                    3,076
   Change in net deferred income taxes                            (38,269)                  172,349                   (92,036)
                                                                ---------                 ---------                 ---------
   TOTAL FEDERAL INCOME TAX                                       515,047                   198,600                   421,658
                                                                =========                 =========                 =========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes for 2009 is set forth in the table below:

YEAR   ORDINARY   CAPITAL    TOTAL
----   --------   -------   -------
2007     None     343,131   343,131

2008     None      67,927    67,927
2009     None        None      None

As of December 31, 2009, the Company had $2,109 foreign tax credits carry forwards available to offset against future taxable income. The Company had no unused net operating loss or capital loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2009 and 2008. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $102,218 during 2009, $53,271 during 2008, and $304,501 during 2007.

As of December 31, 2009, the Company had no deposits under IRC (S) 6603.

Under the current tax allocation agreement, interest and penalties related to uncertain tax positions taken by the company are accrued not by the Company but by Chartis, Inc., the Subgroup parent. At December 31, 2009 and 2008, the interest accrued by Chartis Inc. relating to the Company's uncertain tax positions was $17,426 and $9,400.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

AT DECEMBER 31, 2009

MAJOR TAX JURISDICTIONS   OPEN TAX YEARS
-----------------------   --------------
UNITED STATES             2000 - 2008

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
--------------------------------------------------------------

A.   PENSION PLAN
     ------------

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, Accounting for Pensions.

AS OF DECEMBER 31,                     2009         2008
------------------                  ----------   ----------
Fair value of plan assets           $3,350,505   $2,723,034
Less projected benefit obligation    3,366,515    3,378,510
                                    ----------   ----------
Funded status                       $  (16,010)  $ (655,476)
                                    ==========   ==========

     The Company's share of net expense for the qualified pension plan was $14,701, $7,149 and $5,279 for the years ended December 31, 2009, 2008 and
     2007, respectively. The allocation from the holding company is based on payroll for the Company.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     In March 2009, AIG contributed approximately $420,000 to the AIG US retirement plan.

B.   POSTRETIREMENT BENEFIT PLANS
     ----------------------------

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 11, Postemployment Benefits and Compensated Absences, as of December 31, 2009 and 2008 were $200,768 and $198,015, respectively. These obligations are not funded currently. The Company's allocated share of other postretirement benefit plan expenses were $112, $280 and $328 for the years ended December 31, 2009, 2008 and 2007, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans. The allocation from the holding company is based on payroll for the Company.

     The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2009, 2008 and 2007 are set forth in the table below:

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

AS OF DECEMBER 31,                               2009                2008                2007
------------------                        -----------------   -----------------   -----------------
Discount rate                                   6.00%               6.50%               6.50%
Rate of compensation increase (average)         4.00%               4.25%               4.25%
Measurement date                          December 31, 2009   December 31, 2008   December 31, 2007
Medical cost trend rate                          N/A                 N/A                 N/A

C.   STOCK OPTIONS AND DEFERRED COMPENSATION PLAN
     --------------------------------------------

     Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2009, 2008 and 2007, AIG allocated $13,270, $19,161 and $14,808, respectively, of these stock options and certain other deferred compensation programs to the Company.

D.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES
     -------------------------------------------------

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   IMPACT OF MEDICARE MODERNIZATION ACT ON POST RETIREMENT BENEFITS
     ----------------------------------------------------------------

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2009 is $3,500.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

A.   CAPITAL AND SURPLUS
     -------------------

     The portion of unassigned surplus as of December 31, 2009 and 2008 represented by each item below is as follows:

                                  2009          2008
                              -----------   -----------
Unrealized gains and losses   $ 5,274,143   $ 5,805,880
Non-admitted asset values      (1,155,586)   (1,188,887)
Provision for reinsurance         (93,549)     (100,847)

     In calculating the provision for reinsurance as of December 31, 2009, Management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $283,790 and $368,817, respectively. The use of these assets was approved by the domiciliary regulator.

     The changes in unrealized gains and non-admitted assets reported in the Statements of Income and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                 2009
----------------------------------------   -----------
Unrealized gains, current year             $ 5,274,143
Unrealized gains, previous year              5,805,880
                                           -----------
Change in unrealized gains                    (531,737)

Change in tax on unrealized gains               20,011
Adjustments to beginning surplus                84,902
Amortization of goodwill                        (7,741)
                                           -----------
Change in unrealized, net of taxes         $  (434,565)
                                           ===========

Change in non-admitted asset values            2009
----------------------------------------   -----------
Non-admitted asset values, current year    $(1,155,586)
Non-admitted asset values, previous year    (1,188,887)
                                           -----------
Change in non-admitted assets                   33,301

Change in accounting principles SSAP 10R      (242,874)
Adjustments to beginning surplus                 7,789
                                           -----------
Change in non-admitted assets              $  (201,784)
                                           ===========

B.   RISK-BASED CAPITAL REQUIREMENTS
     -------------------------------

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2009 reporting period.

C.   DIVIDEND RESTRICTIONS
     ---------------------

     Under Pennsylvania law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the greater of 10% of the Company's statutory surplus as of December 31, 2009, or 100% of the Company's net income, for the year then ended) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the Commonwealth of Pennsylvania. In connection therewith, at December 31, 2009, the maximum dividend payments, which may be made without prior approval during 2010, is approximately $1,241,507.

     Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose. However, the Company has agreed to provide advance notice to Pennsylvania Insurance Department of (i) any proposed transactions between the Company and AIG or an AIG affiliate not in the ordinary course of business, and (ii) any proposed dividends or distributions.

     During 2009, the Company paid $537,000 in ordinary dividends to Chartis U.S. Inc. During 2008, the Company paid $1,737,225 in dividends to Chartis U.S. Inc. which included $1,212,225 of extraordinary dividends. All of the extraordinary dividends were approved by the Insurance Department of the Commonwealth of Pennsylvania. Refer to Note 5E for additional information.

NOTE 12 - CONTINGENCIES
-----------------------

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

A.   LEGAL PROCEEDINGS
     -----------------

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

     The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

     After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery that was scheduled to lead to a hearing on class certification in March 2010. The court has since entered an order appointing a special master to resolve certain discovery disputes and requiring the parties to submit a new discovery schedule after those disputes are resolved. The parties are presently engaged in class discovery.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010. On January 19, 2010, the Court entered an Order converting the bankruptcy proceeding to one under Chapter 7 of the Bankruptcy Code.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

     Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

     Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's Chapter 11 proceeding is pending. The AIG Parties filed a motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties' knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated.

     The AIG Parties believe that RPC's claims are without merit and intend to defend them vigorously, but cannot now determine whether RPC will attempt to reassert its claims in New Jersey or estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

     On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims - previously counterclaims that were dismissed without prejudice - against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law. On October 30, 2009, all of the parties now in the position of defendant - the AIG parties' competitors, the NWCRP and NCCI - filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. Discovery is proceeding and fact discovery is currently scheduled to be completed by March 15, 2011.

     On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a motion to dismiss many of the claims asserted in the class action complaint. Class discovery has been completed; merits discovery is proceeding and is scheduled to be completed by March 15, 2011.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. Limited discovery related to the AIG parties' filed-rate doctrine defense was conducted and certain legal issues related to that defense have been certified to the South Carolina Supreme Court for determination. However, this action no longer involves allegations of underreporting of workers' compensation premium and no longer relates to the regulatory settlements and litigation concerning those issues.

     In April 2007, the National Association of Insurance Commissioners (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business. Although AIG has been advised by counsel engaged by the lead states to assist in their investigation that to date no determinations have been made with respect to these issues, AIG cannot predict the outcome of the investigation and there can be no assurance that any regulatory action resulting from the investigation will not have a material adverse effect on the Company and its business.

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

     The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Both appeals are fully briefed and oral argument on both appeals took place on April 21, 2009.

     A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG, certain subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, the defendants filed a motion to dismiss on January 14, 2010.

     On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleged that the AIG defendants and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint sought treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. The AIG defendants, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. On April 1, 2010, the AIG defendants and the Ohio Attorney General executed an agreement settling the Ohio Attorney General's claims. The settlement agreement calls for the AIG defendants to pay a total of $9,000, and to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives.

     AIG Domestic Claims, Inc. (AIGDC, n/k/a Chartis Claims, Inc.), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that Chartis Claims, Inc. (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including Chartis Claims, Inc. filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied Chartis Claims, Inc. motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that Chartis Claims, Inc. is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, Chartis Claims, Inc. along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. Chartis Claims, Inc., along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

     On January 25, 2008, plaintiffs and Chartis Claims, Inc. agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed. The action has also been dismissed with prejudice.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   LEASES
     ------

     The Company is the lessee for the office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through October 21, 2023. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $93,579, $91,142 and $42,333 in 2009, 2008 and 2007, respectively.

     At January 1, 2010, the minimum aggregate annual rental commitments are as follows:

2010                           $ 97,602
2011                             98,388
2012                             99,685
2013                             85,658
2014                             79,209
Thereafter                      363,062
                               --------
TOTAL MINIMUM LEASE PAYMENTS   $823,604
                               ========

     Certain rental commitments have renewal options extending through the year 2035. Some of these renewals are subject to adjustments in future periods.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

C.   OTHER CONTINGENCIES
     -------------------

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2009, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

     The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,678,888 as of December 31, 2009. Also, as of December 31, 2009, the Company had the following amounts of annuities in excess of 1% of its policyholders' surplus due from the following life insurers:

                                                                     Licensed in
Name of life insurer                           Location   Balances     New York
---------------------------------------------  --------   --------   -----------
American General Life Insurance Company        Texas      $714,150       Yes
American International Life Assurance Company  New York    653,916       Yes
BMO Life Assurance Company                     Canada      248,700        No

     Of the amount of annuities due from American General Life Insurance Company, $604,995 represents amounts assigned to the Company from American Home.

     As part of its private equity portfolio investment, as of December 31, 2009 the Company may be called upon for an additional capital investment of up to $388,432. The Company expects only a small portion of this additional capital will be called upon during 2010.

     The Company has committed to provide (pound)50,000 in capital to a Lloyd's Syndicate. The Company accrued a loss of (pound)10.8 million ($17.3 million) at December 31, 2009.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote. Refer to Note 4 for Asbestos and Environmental claims.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

NOTE 13 - OTHER SIGNIFICANT MATTERS
-----------------------------------

     The Company underwrites a significant concentration of its direct business with brokers.

     The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2009, 2008 and 2007, policyholder dividends amounted to $0, $360 and $130, respectively, and were reported as Other Income in the accompanying statements of income.

     As of December 31, 2009 and 2008, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

OTHER ADMITTED ASSETS                          2009        2008
-----------------------------------------   ---------   ---------
Accrued recoverables and other assets       $ 111,154   $ 122,345
Allowance for doubtful accounts              (268,712)   (375,946)
Note receivable - reinsurance commutation      39,065          --
Guaranty funds receivable or on deposit        16,017      19,086
Loss funds on deposit                          64,845      60,882
Paid loss clearing                            318,182     332,286
Retroactive reinsurance recoverable             5,874       6,585
                                            ---------   ---------
   TOTAL OTHER ADMITTED ASSETS              $ 286,425   $ 165,238
                                            =========   =========

     Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2009 and 2008, the Company's liability for insolvency assessments amounted to $40,398 and $54,318, respectively, with related assets for premium tax credits of $16,017 and $19,086, respectively. Of the amount accrued, the Company expects to pay approximately $24,381 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $9,709 of premium tax offset credits and the associated liability in years two through five. The remaining $6,308 will be realized between years five and ten.

     The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2009 and 2008, the Company had established an allowance for doubtful accounts of $268,712 and $375,946, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

     During 2009, 2008 and 2007, the Company recorded $37,084, $50,530 and $94,880, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Income.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     As of December 31, 2009 and 2008, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

OTHER LIABILITIES                                                     2009       2008
-----------------------------------------------------------------   --------   --------
Accrued retrospective premiums                                      $ 74,830   $ 59,542
Amounts withheld or retained by company for account of others          5,951      5,957
Deferred commission earnings                                           6,488     11,667
Salvage and subrogation recoverable                                    1,034      8,019
Other liabilities, includes suspense accounts, experience account
   balances and certain accruals                                     145,924     90,290
Remittances and items not allocated                                   44,299     31,821
Retroactive reinsurance payable                                        1,830      7,255
                                                                    --------   --------
   TOTAL OTHER LIABILITIES                                          $280,356   $214,551
                                                                    ========   ========

     EVENTS OCCURRING AT THE AIG LEVEL
     ---------------------------------

     In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

     The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. Although the Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations, its immediate parent company, AIG Commercial Insurance Group, Inc., has guaranteed the credit facility obligations (but has not pledged its ownership interest in the Company).

     On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into agreements with the NY Fed in connection with the special purpose financing vehicles known as Maiden Lane II LLC and Maiden Lane III LLC. The Company was not a party to these agreements and these transactions did not affect the Company's financial condition, results of operations or cash flows.

     On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses.

     NOTE 14 - SUBSEQUENT EVENTS
     ---------------------------

     Type I - Recognized Subsequent Events:

     Subsequent events have been considered through May 3, 2010 for the statutory statement issued on May 3, 2010.

     The Company, with the approval of the Pennsylvania Insurance Department, has reflected the redemption of its investment in the Series A preferred shares of AIG Capital Corporation (Issuer) as a Type 1 subsequent event. On February 19, 2010, the Company received $2 billion from the Issuer as consideration for the redemption as well as $38,333 representing accrued dividends for the 4th quarter of 2009 and 1st quarter of 2010 through the settlement date. The proceeds received from the redemption and the accrued dividends through December 31, 2009 have been reported as part of the balance sheet account "Receivable from parent, subsidiaries and affiliates".

     Type II - Nonrecognized Subsequent Events:

     Subsequent events have been considered through May 3, 2010 for the statutory statement issued on May 3, 2010.

     On February 12, 2010, the Company acquired junior and senior notes of $210,000 and $474,000 respectively from Fieldstone Securitization II LLC, a wholly-owned subsidiary of Quartz Holdings LLC. Quartz Holdings LLC is an affiliate of the Company and a wholly-owned subsidiary of Chartis U.S., Inc. The Company does not have a controlling interest in Fieldstone Securitization II LLC. The junior and senior notes have a maturity date of January 25, 2040, have stated interest rates of 11% and 7.75%, respectively and have been self rated. The Department has approved that the notes be characterized as non-affiliate debt investments for financial reporting purposes.

     In connection with the issuance of the notes, Graphite Management LLC, a wholly-owned subsidiary of Quartz Holdings LLC, used a portion of the proceeds to repay $834,384 to the Company in connection with an existing liquidity facility between the two parties.

     On February 23, 2010, the Company entered into a Capital Maintenance Agreement (CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level Risk Based Capital (RBC), as shown in the Company's 2009 Annual Statement,

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary.

     The current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2008 surplus position.

     On March 5, 2010, the Company's board of directors declared a dividend of $170 million to its immediate parent.

     As noted in Note 13, on April 21, 2009, AIG announced its intent to contribute Chartis Inc., the Company's intermediate parent company (formerly AIU Holdings, Inc.), and Chartis International, LLC (formerly AIU Holdings LLC) to a newly-formed special purpose vehicle ("SPV") in exchange for membership interests in the SPV, subject to receipt of applicable regulatory approvals. On July 27, 2009, AIG announced the formation of the SPV, and on January 29, 2010, AIG contributed Chartis Inc. to the SPV. AIG contributed Chartis International, LLC to the SPV on March 12, 2010.

     Effective April 1, 2010, the Commercial Pool commuted a significant reinsurance agreement covering multiple underwriting years with an affiliated reinsurer. The commutation was effected on a cutoff basis and resulted in the Commercial Pool recapturing loss and loss adjustment expense reserves of $2.21 billion in exchange for consideration of $1.84 billion, resulting in a loss of $366 million. The Company's share was $839 million, $700 million and $139 million, respectively.

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements.

         The following financial statements are incorporated by reference or included herein, as indicated below, to this Registration Statement:

         (1) Audited Financial Statements of Variable Account I of American General Life Insurance Company of Delaware for the year ended December 31, 2009, are incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 333-102139) of Variable Account I of American General Life Insurance Company of Delaware filed on May 3, 2010.

         (2) Audited Financial Statements of American General Life Insurance Company of Delaware for the years ended December 31, 2009, 2008 and 2007, are incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 333-102139) of Variable Account I of American General Life Insurance Company of Delaware filed on May 3, 2010.

         (3) The statutory statements of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. as of December 31, 2009 and 2008, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2009 are included in Part B of the registration statement.

(b)  Exhibits.

         (1)(a) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable and fixed annuity contracts. (1)

         (1)(b) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated September 12, 1995, amending in its entirety the resolution previously passed by the Board of Directors on June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts, as well as for variable and fixed annuity contracts. (6)

         (1)(c) AIG Life Insurance Company Unanimous Consent of the Board of Directors in Lieu of a Meeting dated December 7, 2009, changing the name of the Company from AIG Life Insurance Company to American General Life

                           Insurance Company of Delaware, and resolving to amend all corporate documents as necessary and to execute and deliver all certificates, documents and instruments to carry out the resolutions. (15)

         (2)               N/A

         (3)(a) Principal Underwriter's Agreement between AIG Life Insurance Company and American International Fund Distributors dated August 1, 1988. (1)

         (3)(b) Broker/Dealer Agreement between AIG Life Insurance Company and American International Fund Distributors dated August 1, 1988. (1)

         (3)(c) Selling Agreement between AIG Life Insurance Company, American International Life Assurance Company of New York, and AIG Equity Sales Corporation dated October 1998. (1)

         (3)(d) Distribution Agreement between AIG Life Insurance Company, American International Life Assurance Company of New York, and Alliance Fund Distributors dated June 11, 1991. (1)

         (3)(e) Form of Buy Sell Agreement between AIG Life Insurance Company and Alliance Global Investor Services, Inc. dated February, 2002. (4)

         (3)(f) Amendment to and Assignment and Assumption of the Principal Underwriter's Agreement between AIG SunAmerica Capital Services, Inc. ("SACS") and AIG Life Insurance Company ("AIG Life"), and the Selling, General Agent, and Related Agreements among SACS, AIG Life, and various Broker Dealers. (17)

         (4)(a) Form of Group Variable Annuity Contract (11GVAN999) and Certificate (16GVAN999). (2)

         (4)(b) Form of Individual Variable Annuity Contract - Nonparticipating (11VAN0896). (13)

         (5)(a)            Contract Form of variable annuity application
                           (14VAN897). (1)

         (6)(a) By-Laws of American General Life Insurance Company of Delaware, restated as of December 7, 2009. (15)

         (6)(b) Certificate of Incorporation of AIG Life Insurance Company, dated December 6, 1991. (1)

         (6)(c) Restated Certificate of Incorporation of AIG Life Insurance Company dated December 6, 1991. (1)

         (6)(d) Certificate of Amendment of Certificate of Incorporation of AIG Life Insurance Company, dated December 3, 2001. (6)

         (6)(e) Restated Certificate of Incorporation of American General Life Insurance Company of Delaware, dated December 7, 2009. (15)

         (6)(f) Certificate of Change of Location of Registered Office and of Registered Agent, AIG Life Insurance Company, dated July 24, 2002. (3)

         (7) Reinsurance Agreement between AIG Life Insurance Company & AXA Corporate Solutions Life Reinsurance Company. (12)

         (8)(a) Administrative Agreement appointing Delaware Valley Financial Services, LLC by AIG Life Insurance Company and American International Life Assurance Company of New York, dated October 1, 1986. (1)

         (8)(b) Form of SEC Rule 22c-2 Information Sharing Agreement between Alliance Bernstein and AIG Life Insurance Company. (12)

         (8)(c)(i) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company. (6)

         (8)(c)(ii) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated May 21, 1975. (6)

         (8)(c)(iii) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated September 23, 1975. (6)

         (8)(c)(iv) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated December 30, 1998. (6)

         (8)(c)(v) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (6)

         (8)(c)(vi) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (3)

         (8)(c)(vii) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective May 1, 2004. (9)

         (8)(d) AIG Support Agreement between AIG Life Insurance Company and American International Group, Inc. (7)

         (8)(e) General Guarantee Agreement from National Union Fire Insurance Company of Pittsburgh, Pa. on behalf of AIG Life Insurance Company. (7)

         (8)(f) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (11)

         (9)(a)            Opinion of Counsel and Consent of Depositor. (5)

         (9)(b) Opinion and Consent of Saul Ewing LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (8)

         (9)(c) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (8)

         (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers, LLP. (Filed herewith)

         (11)              Not Applicable

         (12)              Not Applicable

         (13)(a) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa. (10)

         (13)(b) Power of Attorney with respect to Registration Statements and Amendments thereto signed by John Quinlan Doyle, Director and President, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, of National Union Fire Insurance Company of Pittsburgh, Pa. (13)

         (13)(c) Power of Attorney with respect to Registration Statements and Amendments thereto removing Neil Anthony Faulkner, Director, and adding Mark Timothy Willis, Director, of National Union Fire Insurance Company of Pittsburgh, Pa. (14)

----------
(1) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-39171) of Variable Account I of AIG Life Insurance Company filed on October 27, 1998.

(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-93709) of Variable Account I of AIG Life Insurance Company filed on December 28, 1999.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on April 28, 2004.

(4) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on February 13, 2002.

(5) Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 033-39171) of Variable Account I of AIG Life Insurance Company filed on April 30, 2002.

(6) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on February 17, 2003.

(7) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on August 12, 2005.

(8) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-102139) of Variable Account I of AIG Life Insurance Company filed on October 21, 2005.

(9) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 2, 2005.

(10) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-102139) of Variable Account I of AIG Life Insurance Company filed on June 23, 2006.

(11) Incorporated by reference to Post-Effective Amendment No. 19 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on December 12, 2006.

(12) Incorporated by reference to Post-Effective Amendment No. 20 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2007.

(13) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-102139) of Variable Account I of AIG Life Insurance Company filed on May 1, 2007.

(14) Incorporated by reference to Post-Effective Amendment No. 21 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on April 30, 2008.

(15) Incorporated by reference to Post-Effective Amendment No. 23 to Form N-6 Registration Statement (File No. 333-34199) of American General Life Insurance Company of Delaware Variable Account II filed on May 3, 2010.

(16) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-102139) of Variable Account I of AIG Life Insurance Company filed on May 1, 2009.

(17) Incorporate by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 102139) of Variable Account I of American General Life Insurance Company of Delaware filed on May 3, 2010.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL          POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS           AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
------------------          ---------------------------------------------------
Jay S. Wintrob              Director and Chairman of the Board of Directors
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA  90067

Mary Jane B. Fortin         Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

David R. Armstrong          Director, President and Chief Executive Officer -
3600 Route 66               Benefit Solutions
Neptune, NJ 07754-1580

Robert M. Beuerlein         Director, Senior Vice President and Chief and
2727-A Allen Parkway        Appointed Actuary
Houston, TX 77019

Jeffrey H. Carlson          Director, Executive Vice President, Chief Service
2929 Allen Parkway          and Information Officer
Houston, TX 77019

Don W. Cummings             Director, Senior Vice President and Chief Financial
2727-A Allen Parkway        Officer
Houston, TX 77019

Kyle L. Jennings            Director, Executive Vice President, General Counsel
2929 Allen Parkway          and Secretary
Houston, TX 77019

Steven D. Anderson          Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Erik A. Baden               Senior Vice President-Strategic Marketing and
2929 Allen Parkway          Business Development
Houston, TX 77019

Wayne A. Barnard            Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

David W. Butterfield        Senior Vice President
3600 Route 66
Neptune, NJ 07754

Peter Delehanty             Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Brad Gabel                  Senior Vice President, Chief Underwriter
1200 N. Mayfair Road
Milwaukee, WI 53226

Donna F. Fahey              Senior Vice President
3600 Route 66
Neptune, NJ 07754-1580

John Gatesman               Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.      Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Glen D. Keller              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Frank A. Kophamel           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland        Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Larry Nisenson              Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Barry Pelletteri            Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Rodney E. Rishel            Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben          Senior Vice President
3051 Hollis Drive
Springfield, IL 62704

Durr Sexton                 Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Chris Ayers                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Edward F. Bacon             Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel              Vice President
2929 Allen Parkway
Houston, TX 77019

Robert L. Beauchamp         Vice President
2727 Allen Parkway
Houston, TX 77019

Walter E. Bednarski         Vice President
3600 Route 66
Neptune, NJ 07754-1580

Michael B. Boesen           Vice President
2727-A Allen Parkway
Houston, TX 77019

Timothy H. Bolden           Vice President and Chief Counsel - Litigation
2727-A Allen Parkway
Houston, TX 77019

David R. Brady              Vice President
599 Lexington Avenue
New York, NY 10022

Stephen J. Brenneman        Vice President
600 King Street
Wilmington, DE 19801

James B. Brown              Vice President
2727 Allen Parkway
Houston, TX 77019

Dan Chamberlain             Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark E. Childs              Vice President
2727-A Allen Parkway
Houston, TX 77019

Robert M. Cicchi            Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence Cox                Vice President
2929 Allen Parkway
Houston, TX 77019

Timothy M. Donovan          Vice President
2929 Allen Parkway
Houston, TX 77019

Jay Drucker                 Vice President
2929 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi         Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Marc Gamsin                 Vice President
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA  90067

Frederick J. Garland, Jr.   Vice President
2727-A Allen Parkway
Houston, TX 77019

Maike George                Vice President
2727-A Allen Parkway
Houston, TX 77019

Liza Glass                  Vice President
2727-A Allen Parkway
Houston, TX 77019

Leo W. Grace                Vice President and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Richard L. Gravette         Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Lori S. Guadagno            Vice President
599 Lexington Avenue
New York, NY 10022

Daniel J. Gutenberger       Vice President and Medical Director
1200 N. Mayfair Road
Milwaukee, WI 53226

Roger E. Hahn               Vice President and Chief Investment Officer
2929 Allen Parkway
Houston, TX 77019

Joel H. Hammer              Vice President
599 Lexington Avenue
New York, NY 10022

D. Leigh Harrington         Vice President
2929 Allen Parkway
Houston, TX 77019

Michael Harrison            Vice President
2727 Allen Parkway
Houston, TX 77019

William Patrick Hayes       Chief Compliance Officer
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311

Tim Heslin                  Vice President
2929 Allen Parkway
Houston, TX 77019

Keith C. Honig              Vice President
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA 90067

Stephen Howard              Vice President
2727-A Allen Parkway
Houston, TX 77019

Donald E. Huffner           Vice President and Real Estate Investment Officer
599 Lexington Avenue
New York, NY 10022

S. Caitlin Irby             Vice President
2929 Allen Parkway
Houston, TX 77019

Walter P. Irby              Vice President
2929 Allen Parkway
Houston, TX 77019

Karen M. Isaacs             Vice President
3600 Route 66
Neptune, NJ 07754

Wesley E. Jarvis            Vice President
3600 Route 66
Neptune, NJ 07754

Debra H. Kile               Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Gwendolyn J. Mallett        Vice President
2727-A Allen Parkway
Houston, TX 77019

Randy J. Marash             Vice President
3600 Route 66
Neptune, NJ 07754

W. Larry Mask               Vice President, Real Estate Investment Officer and
2929 Allen Parkway          Assistant Secretary
Houston, TX 77019

Melvin C. McFall            Vice President
2727-A Allen Parkway
Houston, TX 77019

Lochlan O. McNew            Vice President and Investment Officer
2929 Allen Parkway
Houston, TX 77019

Beverly A. Meyer            Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Candace A. Michael          Vice President
2727 Allen Parkway
Houston, TX 77019

Michael R. Murphy           Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Greg Outcalt                Vice President
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA  90067

Rembert R. Owen, Jr.        Vice President, Real Estate Investment Officer and
2929 Allen Parkway          Assistant Secretary
Houston, TX 77019

Cathy A. Percival           Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Carin M. Phelan             Vice President
2929 Allen Parkway
Houston, TX 77019

Glenn H. Plotkin            Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

John R. Rafferty            Vice President
2727 Allen Parkway
Houston, TX 77019

Terri Robbins               Vice President
175 Water Street
New York, NY 10038

Debbie Runge                Vice President, Human Resources
2727-A Allen Parkway
Houston, TX 77019

Carly Sanchez               Vice President and Chief Diversity Officer
2727-A Allen Parkway
Houston, TX 77019

Michael Sibley              Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Brian Smith                 Vice President, Finance
3600 Route 66
Neptune, NJ 07754

T. Clay Spires              Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale Stewart                Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Gregory R. Thornton         Vice President
3051 Hollis Drive
Springfield, IL 62704

Veronica Torralba           Vice President
2929 Allen Parkway
Houston, TX 77019

Richard P. Vegh             Vice President
3600 Route 66
Neptune, NJ 07754

Christian D. Weiss          Vice President
2727-A Allen Parkway
Houston, TX 77019

Jeffrey L. Winkelmann       Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Lauren W. Jones             Chief Counsel - Business Lines and Assistant
2929 Allen Parkway          Secretary
Houston, TX 77019

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-10-001465, filed February 26, 2010. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company of Delaware (Depositor).

CHANGE OF CONTROL OF AMERICAN INTERNATIONAL GROUP, INC.
-------------------------------------------------------

On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.8% of the aggregate voting power of American International Group Inc.'s common stock and is entitled to approximately 79.8% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates. American General Life Insurance Company of Delaware is not a guarantor of the Credit Facility obligations and it has not pledged any assets to secure those obligations.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of July 30, 2010, the number of AllianceBernstein Ovation contracts funded by Variable Account I was 6,451 of which 2,105 were qualified contracts and 4,346 were non-qualified contracts.

ITEM 28. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgment in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or (3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or (4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard or conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by the company's By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of the company's By-Laws.

ITEM 29. PRINCIPAL UNDERWRITER

(a) Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Separate Account A
Separate Account D
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
Variable Account II

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
Variable Account A
Variable Account B

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
Separate Account USL VA-R
Separate Account USL VL-R

(b) The following information is provided for each director and officer of the principal underwriter:

NAME AND PRINCIPAL          POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS           AMERICAN GENERAL EQUITY SERVICES CORPORATION
-------------------         --------------------------------------------
Mary Jane B. Fortin         Director
2929 Allen Parkway
Houston, TX 77019

John Gatesman               Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Peter Delehanty             Director and Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings            Executive Vice President, General Counsel and
2929 Allen Parkway          Secretary
Houston, TX 77019

Larry Blews                 Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL          POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS           AMERICAN GENERAL EQUITY SERVICES CORPORATION
-------------------         --------------------------------------------
Robert F. Herbert, Jr.      Vice President
2727-A Allen Parkway
Houston, TX 77019

T. Clay Spires              Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Becky Strom                 Chief Privacy Officer and Anti-Money Laundering
2727-A Allen Parkway        Compliance Officer
Houston, TX 77019

Rhonda Washington           Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Lauren W. Jones             Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Ann Wohn                    Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming             Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore            Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

(c)  Compensation From the Registrant.
     ---------------------------------

Name of Principal          Net Underwriting   Compensation    Brokerage       Compensation
Underwriter                Discounts and      on Redemption   Commissions
                           Commissions
AIG Equity Sales Corp.           0                  0              0                0

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 2929 Allen Parkway, Houston, Texas 77019 or its record keeper, Delaware Valley Financial Services, P.O. Box 3031, Berwyn, PA 19312-0031, which provides certain servicing for the Depositor.

ITEM 31. MANAGEMENT SERVICES Not Applicable.

ITEM 32. UNDERTAKINGS

(a)  Undertakings of the Registrant

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(b)  Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to contract owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of National Union in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of National Union, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the National Union Guarantee was terminated for prospectively issued Contracts. The National Union Guarantee will not cover any Contracts with a date of issue later than the Point of Termination. The National Union Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such Contracts are satisfied in full.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(E)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

American General Life Insurance Company of Delaware represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American General Life Insurance Company of Delaware.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Don W. Cummings and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Account I of American General Life Insurance Company of Delaware (f/k/a AIG Life Insurance Company), certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 26th day of August, 2010.

                                        VARIABLE ACCOUNT I OF AMERICAN GENERAL
                                        LIFE INSURANCE COMPANY OF DELAWARE
                                        (Registrant)

                                    BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        OF DELAWARE
                                        (On behalf of the Registrant and itself)

                                    BY: ROBERT F. HERBERT, JR.
                                        ----------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT,
                                         TREASURER AND CONTROLLER

                                    AGLD - 1

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                 Title                            Date
---------                 -----                            ----

JAY S. WINTROB            Director and Chairman            August 26, 2010
--------------            of the Board of Directors
JAY S. WINTROB

MARY JANE B. FORTIN       Director, President and          August 26, 2010
-------------------       Chief Executive Officer
MARY JANE B. FORTIN

DON W. CUMMINGS           Director, Senior                 August 26, 2010
---------------           Vice President and
DON W. CUMMINGS           Chief Financial Officer

KYLE L. JENNINGS          Director                         August 26, 2010
----------------
KYLE L. JENNINGS

DAVID R. ARMSTRONG        Director                         August 26, 2010
------------------
DAVID R. ARMSTRONG

ROBERT M. BEUERLEIN       Director                         August 26, 2010
-------------------
ROBERT M. BEUERLEIN

JEFFREY H. CARLSON        Director                         August 26, 2010
------------------
JEFFREY H. CARLSON

                                    AGLD - 2

                                                                      333-102139
                                                                       811-05301

                                   SIGNATURES

     National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 26th day of August, 2010.


                                          NATIONAL UNION FIRE INSURANCE
                                          COMPANY OF PITTSBURGH, PA.

                                     BY:  ROBERT S. SCHIMEK
                                          -----------------
                                          ROBERT S. SCHIMEK
                                          CHIEF FINANCIAL OFFICER
                                          AND SENIOR VICE PRESIDENT

     This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                 Title                            Date
---------                 -----                            ----

*KRISTIAN P. MOOR         Director and Chairman            August 26, 2010
-----------------
 KRISTIAN P. MOOR

*JOHN Q. DOYLE            Director, President and          August 26, 2010
--------------            Chief Executive Officer
 JOHN Q. DOYLE

*ROBERT S. SCHIMEK        Director, Chief Financial        August 26, 2010
------------------        Officer and Senior Vice
 ROBERT S. SCHIMEK        President

*DAVID NEIL FIELDS        Director                         August 26, 2010
------------------
 DAVID NEIL FIELDS

*DAVID L. HERZOG          Director                         August 26, 2010
----------------
 DAVID L. HERZOG

*ROBERT E. LEWIS          Director                         August 26, 2010
----------------
 ROBERT E. LEWIS

                          Director                         August __, 2010
-------------------
MONIKA MARIA MACHON

*NICHOLAS S. TYLER        Director                         August 26, 2010
------------------
 NICHOLAS S. TYLER

*NICHOLAS C. WALSH        Director                         August 26, 2010
------------------
 NICHOLAS C. WALSH

*MARK TIMOTHY WILLIS      Director                         August 26, 2010
--------------------
 MARK TIMOTHY WILLIS

* BY: ROBERT S. SCHIMEK
      -----------------
      ROBERT S. SCHIMEK
      ATTORNEY-IN-FACT
      (Exhibit (13) to the Registration Statement)

                                 EXHIBIT INDEX

ITEM 24.   EXHIBITS

     (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                       E-1